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                                                                   Exhibit 10.17
                                           General Terms and Conditions - Part A
                                                                          Page 1

                                   AGREEMENT


          THIS AGREEMENT is made by and between BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, and Essential.com, Inc. ("Essential.com"), a Delaware corporation, and shall be deemed effective as of NOVEMBER 5, 1999. This Agreement may refer to either BellSouth or Essential.com. or both as a "Party" or "Parties."

                                   WITNESSETH

          WHEREAS, BellSouth is a local exchange telecommunications company authorized to provide telecommunications services in the states of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee; and

          WHEREAS, Essential.com is an alternative local exchange telecommunications company ("CLEC") authorized to provide telecommunications services in the states of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee; and

          WHEREAS, the Parties wish to resell BellSouth's telecommunications services and/or interconnect their facilities, purchase network elements and other services, and exchange traffic specifically for the purposes of fulfilling their obligations pursuant to sections 251 and 252 of the Telecommunications Act of 1996 ("the Act").

          NOW THEREFORE, in consideration of the mutual agreements contained herein, BellSouth and Essential.com agree as follows:

1.        PURPOSE

          The Parties agree that the rates, terms and conditions contained within this Agreement, including all Attachments, comply and conform with each Parties' obligations under sections 251 and 252 of the Act. The resale, access and interconnection obligations contained herein enable Essential.com to provide competing telephone exchange service to residential and business subscribers within the territory of BellSouth. The Parties agree that Essential.com will not be considered to have offered telecommunications services to the public in any state within BellSouth's region until such time as it has ordered services for resale or interconnection facilities for the purposes of providing business and/or residential local exchange service to customers.


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                                           General Terms and Conditions - Part A
                                                                          Page 2

     2.   TERM OF THE AGREEMENT

     2.1 The term of this Agreement shall be two years, beginning NOVEMBER 5, 1999, and shall apply to the state(s) of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee. If as of the expiration of this Agreement, a Subsequent Agreement (as defined in Section 2.2 below) has not been executed by the Parties, this Agreement shall continue on a month-to-month basis while a Subsequent Agreement is being negotiated. The Parties' rights and obligations with respect to this Agreement after expiration shall be as set forth in Section 2.4 below.

     2.2 The Parties agree that by no later than one hundred and eighty (180) days prior to the expiration of this Agreement, they shall commence negotiations with regard to the terms, conditions and prices of resale and/or local interconnection to be effective beginning on the expiration date of this Agreement ("Subsequent Agreement").

     2.3 If, within one hundred and thirty-five (135) days of commencing the negotiation referred to in Section 2.2, above, the Parties are unable to satisfactorily negotiate new resale and/or local interconnection terms, conditions and prices, either Party may petition the Commission to establish appropriate local interconnection and/or resale arrangements pursuant to 47 U.S.C. 252. The Parties agree that, in such event, they shall encourage the Commission to issue its order regarding the appropriate local interconnection and/or resale arrangements no later than the expiration date of this Agreement. The Parties further agree that in the event the Commission does not issue its order prior to the expiration date of this Agreement, or if the Parties continue beyond the expiration date of this Agreement to negotiate the local interconnection and/or resale arrangements without Commission intervention, the terms, conditions and prices ultimately ordered by the Commission, or negotiated by the Parties, will be effective retroactive to the day following the expiration date of this Agreement.

     2.4 Notwithstanding the foregoing, in the event that as of the date of expiration of this Agreement and conversion of this Agreement to a month-to-month term, the Parties have not entered into a Subsequent Agreement and either no arbitration proceeding has been filed in accordance with Section 2.3 above, or the Parties have not mutually agreed (where permissible) to extend the arbitration window for petitioning the applicable Commission(s) for resolution of those terms upon which the Parties have not agreed, then either Party may terminate this Agreement upon sixty (60) days notice to the other Party. In the event that BellSouth terminates this Agreement as provided above, BellSouth shall continue to offer services to Essential.com pursuant to the terms, conditions and rates set forth in BellSouth's Statement of Generally Available Terms (SGAT) to the extent an SGAT has been approved by the applicable Commission(s). If any state Commission has not approved a BellSouth SGAT, then upon BellSouth's termination of this Agreement as provided herein, BellSouth will continue to


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                                           General Terms and Conditions - Part A
                                                                          Page 3

          provide services to Essential.com pursuant to BellSouth's then current standard interconnection agreement. In the event that the SGAT or BellSouth's standard interconnection agreement becomes effective as between the Parties, the Parties may continue to negotiate a Subsequent Agreement, and the terms of such Subsequent Agreement shall be effective retroactive to the day following expiration of this Agreement.

     3.   ORDERING PROCEDURES

     3.1  Essential.com shall provide BellSouth its Carrier Identification Code
          (CIC), Operating Company Number (OCN), Group Access Code (GAC) and Access Customer Name and Address (ACNA) code as applicable prior to placing its first order.

     3.2 The Parties agree to adhere to the BellSouth Local Interconnection and Facility Based Ordering Guide and Resale Ordering Guide, as appropriate for the services ordered.

     3.3 Essential.com shall pay charges for Operational Support Systems (OSS) as set forth in this Agreement in Attachment 1 and/or in Attachment 2, 3, 5 and 7 as applicable.

     4.   PARITY

          When Essential.com purchases, pursuant to Attachment 1 of this Agreement, telecommunications services from BellSouth for the purposes of resale to end users, BellSouth shall provide said services so that the services are equal in quality, subject to the same conditions, and provided within the same provisioning time intervals that BellSouth provides to its affiliates, subsidiaries and end users. To the extent technically feasible, the quality of a Network Element, as well as the quality of the access to such Network Element provided by BellSouth to Essential.com shall be at least equal in quality to that which BellSouth provides to itself. The quality of the interconnection between the networks of BellSouth and the network of Essential.com shall be at a level that is equal to that which BellSouth provides itself, a subsidiary, an Affiliate, or any other party. The interconnection facilities shall be designed to meet the same technical criteria and service standards that are used within BellSouth's network and shall extend to a consideration of service quality as perceived by end users and service quality as perceived by Essential.com.

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                                           General Terms and Conditions - Part A
                                                                          Page 4

     5.   WHITE PAGES LISTINGS

          BellSouth shall provide Essential.com and their customers access to white pages directory listings under the following terms:

     5.1 LISTINGS. BellSouth or its agent will include Essential.com residential and business customer listings in the appropriate White Pages (residential and business) or alphabetical directories. Directory listings will make no distinction between Essential.com and BellSouth subscribers.

     5.2 RATES. Subscriber primary listing information in the White Pages shall be provided at no charge to Essential.com or its subscribers provided that Essential.com provides subscriber listing information to BellSouth at no charge

     5.3 PROCEDURES FOR SUBMITTING ESSENTIAL.COM SUBSCRIBER INFORMATION. BellSouth will provide to Essential.com a magnetic tape or computer disk containing the proper format for submitting subscriber listings. Essential.com will be required to provide BellSouth with directory listings and daily updates to those listings, including new, changed, and deleted listings, in an industry-accepted format. These procedures are detailed in BellSouth's Local Interconnection and Facility Based Ordering Guide.

     5.4 UNLISTED/NON-PUBLISHED SUBSCRIBERS. Essential.com will be required to provide to BellSouth the names, addresses and telephone numbers of all Essential.com customers that wish to be omitted from directories.

     5.5 INCLUSION OF ESSENTIAL.COM CUSTOMERS IN DIRECTORY ASSISTANCE DATABASE. BellSouth will include and maintain Essential.com subscriber listings in BellSouth's directory assistance databases at no charge. BellSouth and Essential.com will formulate appropriate procedures regarding lead time, timeliness, format and content of listing information.

     5.6 LISTING INFORMATION CONFIDENTIALITY. BellSouth will accord Essential.com's directory listing information the same level of confidentiality that BellSouth accords its own directory listing information, and BellSouth shall limit access to Essential.com's customer proprietary confidential directory information to those BellSouth employees who are involved in the preparation of listings.

     5.7 OPTIONAL LISTINGS. Additional listings and optional listings will be offered by BellSouth at tariffed rates as set forth in the General Subscriber Services Tariff.

     5.8 DELIVERY. BellSouth or its agent shall deliver White Pages directories to Essential.com subscribers at no charge.


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                                           General Terms and Conditions - Part A
                                                                          Page 5

     6.   BONA FIDE REQUEST/NEW BUSINESS REQUEST PROCESS FOR FURTHER UNBUNDLING

          If Essential.com is a facilities based provider or a facilities based and resale provider, this section shall apply. BellSouth shall, upon request of Essential.com, provide to Essential.com access to its network elements at any technically feasible point for the provision of Essential.com's telecommunications service where such access is necessary and failure to provide access would impair the ability of Essential.com to provide services that it seeks to offer. Any request by Essential.com for access to a network element, interconnection option, or for the provisioning of any service or product that is not already available shall be treated as a Bona Fide Request/New Business Request, and shall be submitted to BellSouth pursuant to the Bona Fide Request/New Business Request process set forth following.

     6.1 A Bona Fide Request/New Business Request shall be submitted in writing to Essential.com's Account Manager by Essential.com and shall specifically identify the requested service date, technical requirements, space requirements and/or such specifications that clearly define the request such that BellSouth has sufficient information to analyze and prepare a response. Such a request also shall include a Essential.com's designation of the request as being
          (i) pursuant to the Telecommunications Act of 1996 or (ii) pursuant to the needs of the business.

     7. COURT ORDERED REQUESTS FOR CALL DETAIL RECORDS AND OTHER SUBSCRIBER INFORMATION.

          To the extent technically feasible, BellSouth maintains call detail records for Essential.com end users for limited time periods and can respond to subpoenas and court ordered requests for this information. BellSouth shall maintain such information for Essential.com end users for the same length of time it maintains such information for its own end users.

     7.1 Essential.com agrees that BellSouth will respond to subpoenas and court ordered requests delivered directly to BellSouth for the purpose of providing call detail records when the targeted telephone numbers belong to Essential.com end users. Billing for such requests will be generated by BellSouth and directed to the law enforcement agency initiating the request

     7.2 Essential.com agrees that in cases where Essential.com receives subpoenas or court ordered requests for call detail records for targeted telephone numbers belonging to Essential.com end users, Essential.com will advise the law enforcement agency initiating the request to redirect the subpoena or court ordered request to BellSouth. Billing for call detail information will be generated by BellSouth and directed to the law enforcement agency initiating the request.


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                                           General Terms and Conditions - Part A
                                                                          Page 6

       7.3 In cases where the timing of the response to the law enforcement agency prohibits Essential.com from having the subpoena or court ordered request redirected to BellSouth by the law enforcement agency, Essential.com will furnish the official request to BellSouth for providing the call detail information. BellSouth will provide the call detail records to Essential.com and bill Essential.com for the information. Essential.com agrees to reimburse BellSouth for the call detail information provided.

       7.4 Essential.com will provide Essential.com end user and/or other customer information that is available to Essential.com in response to subpoenas and court orders for their own customer records. BellSouth will redirect subpoenas and court ordered requests for Essential.com end user and/or other customer information to Essential.com for the purpose of providing this information to the law enforcement agency.

       8.     LIABILITY AND INDEMNIFICATION

       8.1 BELLSOUTH LIABILITY. BellSouth shall take financial responsibility for its own actions in causing, or its lack of action in preventing, unbillable or uncollectible Essential.com revenues.

       8.2 ESSENTIAL.COM LIABILITY. In the event that Essential.com consists of two (2) or more separate entities as set forth in the preamble to this Agreement, all such entities shall be jointly and severally liable for the obligations of Essential.com under this Agreement.

       8.3 LIABILITY FOR ACTS OR OMISSIONS OF THIRD PARTIES. Neither BellSouth nor Essential.com shall be liable for any act or omission of another telecommunications company providing a portion of the services provided under this Agreement.

       8.4    LIMITATION OF LIABILITY.

       8.4.1 Each Party's liability to the other for any loss, cost, claim, injury or liability or expense, including reasonable attorney's fees relating to or arising out of any negligent act or omission in its performance of this Agreement whether in contract or in tort, shall be limited to a credit for the actual cost of the services or functions not performed or improperly performed.

       8.4.2 LIMITATIONS IN TARIFFS. A Party may, in its sole discretion, provide in its tariffs and contracts with its Customer and third parties that relate to any service, product or function provided or contemplated under this Agreement, that to the maximum extent permitted by Applicable Law, such Party shall not be liable to Customer or third Party for (i) any Loss relating to or arising out of this Agreement whether in contract, tort or otherwise, that exceeds the amount such Party would have

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                                           General Terms and Conditions - Part A
                                                                          Page 7

              charged that applicable person for the service, product or function that gave rise to such Loss and (ii) Consequential Damages. To the extent that a Party elects not to place in its tariffs or contracts such limitations of liability, and the other Party incurs a Loss as a result thereof, such Party shall indemnify and reimburse the other Party for that portion of the Loss that would have been limited had the first Party included in its tariffs and contracts the limitations of liability that such other Party included in its own tariffs at the time of such Loss.

       8.4.3 Neither BellSouth nor Essential.com shall be liable for damages to the other's terminal location, POI or other company's customers' premises resulting from the furnishing of a service, including, but not limited to, the installation and removal of equipment or associated wiring, except to the extent caused by a company's negligence or willful misconduct or by a company's failure to properly ground a local loop after disconnection.

       8.4.4 Under no circumstance shall a Party be responsible or liable for indirect, incidental, or consequential damages, including, but not limited to, economic loss or lost business or profits, damages arising from the use or performance of equipment or software, or the loss of use of software or equipment, or accessories attached thereto, delay, error, or loss of data. In connection with this limitation of liability, each Party recognizes that the other Party may, from time to time, provide advice, make recommendations, or supply other analyses related to the Services, or facilities described in this Agreement, and, while each Party shall use diligent efforts in this regard, the Parties acknowledge and agree that this limitation of liability shall apply to provision of such advice, recommendations, and analyses.

       8.5 INDEMNIFICATION FOR CERTAIN CLAIMS. The Party providing services hereunder, its affiliates and its parent company, shall be indemnified, defended and held harmless by the Party receiving services hereunder against any claim, loss or damage arising from the receiving company's use of the services provided under this Agreement pertaining to (1) claims for libel, slander or invasion of privacy arising from the content of the receiving company's own communications, or (2) any claim, loss or damage claimed by the customer of the Party receiving services arising from such company's use or reliance on the providing company's services, actions, duties, or obligations arising out of this Agreement.

       8.6 DISCLAIMER. EXCEPT AS SPECIFICALLY PROVIDED TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER PARTY CONCERNING THE SPECIFIC QUALITY OF ANY SERVICES, OR FACILITIES PROVIDED UNDER THIS AGREEMENT. THE PARTIES DISCLAIM, WITHOUT LIMITATION, ANY WARRANTY OR GUARANTEE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR FROM USAGES OF TRADE.


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                                           General Terms and Conditions - Part A
                                                                          Page 8

       9.     INTELLECTUAL PROPERTY RIGHTS AND INDEMNIFICATION

       9.1 NO LICENSE. No patent, copyright, trademark or other proprietary right is licensed, granted or otherwise transferred by this Agreement. Essential.com is strictly prohibited from any use, including but not limited to in sales, in marketing or advertising of telecommunications services, of any BellSouth name, service mark or trademark.

       9.2 OWNERSHIP OF INTELLECTUAL PROPERTY. Any intellectual property which originates from or is developed by a Party shall remain in the exclusive ownership of that Party. Except for a limited license to use patents or copyrights to the extent necessary for the Parties to use any facilities or equipment (including software) or to receive any service solely as provided under this Agreement, no license in patent, copyright, trademark or trade secret, or other proprietary or intellectual property right now or hereafter owned, controlled or licensable by a Party, is granted to the other Party or shall be implied or arise by estoppel. It is the responsibility of each Party to ensure at no additional cost to the other Party that it has obtained any necessary licenses in relation to intellectual property of third Parties used in its network that may be required to enable the other Party to use any facilities or equipment (including software), to receive any service, or to perform its respective obligations under this Agreement.

       9.3 INDEMNIFICATION. The Party providing a service pursuant to this Agreement will defend the Party receiving such service or data provided as a result of such service against claims of infringement arising solely from the use by the receiving Party of such service and will indemnify the receiving Party for any damages awarded based solely on such claims in accordance with
              Section 8 of this Agreement.

       9.4 CLAIM OF INFRINGEMENT. In the event that use of any facilities or equipment (including software), becomes, or in reasonable judgment of the Party who owns the affected network is likely to become, the subject of a claim, action, suit, or proceeding based on intellectual property infringement, then said Party shall promptly and at its sole expense, but subject to the limitations of liability set forth below:

       9.4.1 modify or replace the applicable facilities or equipment (including software) while maintaining form and function, or

       9.4.2  obtain a license sufficient to allow such use to continue.

       9.4.3 In the event 9.4.1 or 9.4.2 are commercially unreasonable, then said Party may, terminate, upon reasonable notice, this contract with respect to use of, or services provided through use of, the affected facilities or equipment (including software), but solely to the extent required to avoid the infringement claim.


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                                           General Terms and Conditions - Part A
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       9.5    EXCEPTION TO OBLIGATIONS. Neither Party's obligations under this
              Section shall apply to the extent the infringement is caused by:
              (i) modification of the facilities or equipment (including software) by the indemnitee; (ii) use by the indemnitee of the facilities or equipment (including software) in combination with equipment or facilities (including software) not provided or authorized by the indemnitor provided the facilities or equipment (including software) would not be infringing if used alone; (iii) conformance to specifications of the indemnitee which would necessarily result in infringement; or (iv) continued use by the indemnitee of the affected facilities or equipment (including software) after being placed on notice to discontinue use as set forth herein.

       9.6 EXCLUSIVE REMEDY. The foregoing shall constitute the Parties' sole and exclusive remedies and obligations with respect to a third party claim of intellectual property infringement arising out of the conduct of business under this Agreement.

       10.    TREATMENT OF PROPRIETARY AND CONFIDENTIAL INFORMATION

       10.1 CONFIDENTIAL INFORMATION. It may be necessary for BellSouth and Essential.com to provide each other with certain confidential information, including trade secret information, including but not limited to, technical and business plans, technical information, proposals, specifications, drawings, procedures, customer account data, call detail records and like information (hereinafter collectively referred to as "Information"). All Information shall be in writing or other tangible form and clearly marked with a confidential, private or proprietary legend and that the Information will be returned to the owner within a reasonable time. The Information shall not be copied or reproduced in any form. BellSouth and Essential.com shall receive such Information and not disclose such Information. BellSouth and Essential.com shall protect the Information received from distribution, disclosure or dissemination to anyone except employees of BellSouth and Essential.com with a need to know such Information and which employees agree to be bound by the terms of this Section. BellSouth and Essential.com will use the same standard of care to protect Information received as they would use to protect their own confidential and proprietary Information.

       10.2 EXCEPTION TO OBLIGATION. Notwithstanding the foregoing, there will be no obligation on BellSouth or Essential.com to protect any portion of the Information that is: (1) made publicly available by the owner of the Information or lawfully disclosed by a Party other than BellSouth or Essential.com; (2) lawfully obtained from any source other than the owner of the Information; or (3) previously known to the receiving Party without an obligation to keep it confidential.

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                                           General Terms and Conditions - Part A
                                                                         Page 10

       11.    ASSIGNMENTS

              Any assignment by either Party to any non-affiliated entity of any right, obligation or duty, or of any other interest hereunder, in whole or in part, without the prior written consent of the other Party shall be void. A Party may assign this Agreement or any right, obligation, duty or other interest hereunder to an Affiliate company of the Party without the consent of the other Party. All obligations and duties of any Party under this Agreement shall be binding on all successors in interest and assigns of such Party. No assignment or delegation hereof shall relieve the assignor of its obligations under this Agreement in the event that the assignee fails to perform such obligations.

       12.    RESOLUTION OF DISPUTES

              Except as otherwise stated in this Agreement, the Parties agree that if any dispute arises as to the interpretation of any provision of this Agreement or as to the proper implementation of this Agreement, either Party may petition the Commission for a resolution of the dispute. However, each Party reserves any rights it may have to seek judicial review of any ruling made by the Commission concerning this Agreement.

       13.    TAXES

       13.1 DEFINITION. For purposes of this Section, the terms "taxes" and "fees" shall include but not limited to federal, state or local sales, use, excise, gross receipts or other taxes or tax-like fees of whatever nature and however designated (including tariff surcharges and any fees, charges or other payments, contractual or otherwise, for the use of public streets or rights of way, whether designated as franchise fees or otherwise) imposed, or sought to be imposed, on or with respect to the services furnished hereunder or measured by the charges or payments therefore, excluding any taxes levied on income.

       13.2 TAXES AND FEES IMPOSED DIRECTLY ON EITHER PROVIDING PARTY OR PURCHASING PARTY.

       13.2.1 Taxes and fees imposed on the providing Party, which are not permitted or required to be passed on by the providing Party to its customer, shall be borne and paid by the providing Party.

       13.2.2 Taxes and fees imposed on the purchasing Party, which are not required to be collected and/or remitted by the providing Party, shall be borne and paid by the purchasing Party.

       13.3 TAXES AND FEES IMPOSED ON PURCHASING PARTY BUT COLLECTED AND REMITTED BY PROVIDING PARTY.


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                                           General Terms and Conditions - Part A
                                                                         Page 11

       13.3.1 Taxes and fees imposed on the purchasing Party shall be borne by the purchasing Party, even if the obligation to collect and/or remit such taxes or fees is placed on the providing Party.

       13.3.2 To the extent permitted by applicable law, any such taxes and/or fees shall be shown as separate items on applicable billing documents between the Parties. Notwithstanding the foregoing, the purchasing Party shall remain liable for any such taxes and fees regardless of whether they are actually billed by the providing Party at the time that the respective service is billed.

       13.3.3 If the purchasing Party determines that in its opinion any such taxes or fees are not payable, the providing Party shall not bill such taxes or fees to the purchasing Party if the purchasing Party provides written certification, reasonably satisfactory to the providing Party, stating that it is exempt or otherwise not subject to the tax or fee, setting forth the basis therefor, and satisfying any other requirements under applicable law. If any authority seeks to collect any such tax or fee that the purchasing Party has determined and certified not to be payable, or any such tax or fee that was not billed by the providing Party, the purchasing Party may contest the same in good faith, at its own expense. In any such contest, the purchasing Party shall promptly furnish the providing Party with copies of all filings in any proceeding, protest, or legal challenge, all rulings issued in connection therewith, and all correspondence between the purchasing Party and the taxing authority.

       13.3.4 In the event that all or any portion of an amount sought to be collected must be paid in order to contest the imposition of any such tax or fee, or to avoid the existence of a lien on the assets of the providing Party during the pendency of such contest, the purchasing Party shall be responsible for such payment and shall be entitled to the benefit of any refund or recovery.

       13.3.5 If it is ultimately determined that any additional amount of such a tax or fee is due to the imposing authority, the purchasing Party shall pay such additional amount, including any interest and penalties thereon.

       13.3.6 Notwithstanding any provision to the contrary, the purchasing Party shall protect, indemnify and hold harmless (and defend at the purchasing Party's expense) the providing Party from and against any such tax or fee, interest or penalties thereon, or other charges or payable expenses (including reasonable attorney fees) with respect thereto, which are incurred by the providing Party in connection with any claim for or contest of any such tax or fee.

       13.3.7 Each Party shall notify the other Party in writing of any assessment, proposed assessment or other claim for any additional amount of such a tax or fee by a taxing authority; such notice to be provided, if possible, at least ten (10) days prior to the date by which a response, protest or other appeal must be filed, but in no event later than thirty (30) days after receipt of such assessment, proposed assessment or claim.


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                                           General Terms and Conditions - Part A
                                                                         Page 12

       13.4 TAXES AND FEES IMPOSED ON PROVIDING PARTY BUT PASSED ON TO PURCHASING PARTY.

       13.4.1 Taxes and fees imposed on the providing Party, which are permitted or required to be passed on by the providing Party to its customer, shall be borne by the purchasing Party.

       13.4.2 To the extent permitted by applicable law, any such taxes and/or fees shall be shown as separate items on applicable billing documents between the Parties. Notwithstanding the foregoing, the purchasing Party shall remain liable for any such taxes and fees regardless of whether they are actually billed by the providing Party at the time that the respective service is billed.

       13.4.3 If the purchasing Party disagrees with the providing Party's determination as to the application or basis for any such tax or fee, the Parties shall consult with respect to the imposition and billing of such tax or fee. Notwithstanding the foregoing, the providing Party shall retain ultimate responsibility for determining whether and to what extent any such taxes or fees are applicable, and the purchasing Party shall abide by such determination and pay such taxes or fees to the providing Party. The providing Party shall further retain ultimate responsibility for determining whether and how to contest the imposition of such taxes and fees; provided, however, that any such contest undertaken at the request of the purchasing Party shall be at the purchasing Party's expense.

       13.4.4 In the event that all or any portion of an amount sought to be collected must be paid in order to contest the imposition of any such tax or fee, or to avoid the existence of a lien on the assets of the providing Party during the pendency of such contest, the purchasing Party shall be responsible for such payment and shall be entitled to the benefit of any refund or recovery.

       13.4.5 If it is ultimately determined that any additional amount of such a tax or fee is due to the imposing authority, the purchasing Party shall pay such additional amount, including any interest and penalties thereon.

       13.4.6 Notwithstanding any provision to the contrary, the purchasing Party shall protect indemnify and hold harmless (and defend at the purchasing Party's expense) the providing Party from and against any such tax or fee, interest or penalties thereon, or other reasonable charges or payable expenses (including reasonable attorney fees) with respect thereto, which are incurred by the providing Party in connection with any claim for or contest of any such tax or fee.

       13.4.7 Each Party shall notify the other Party in writing of any assessment, proposed assessment or other claim for any additional amount of such a tax or fee by a taxing authority; such notice to be provided, if possible, at least ten (10) days prior to the date by which a response, protest or other appeal must be filed, but in

                                           General Terms and Conditions - Part A
                                                                         Page 13

              no event later than thirty (30) days after receipt of such assessment, proposed assessment or claim.

       13.5 MUTUAL COOPERATION. In any contest of a tax or fee by one Party, the other Party shall cooperate fully by providing records, testimony and such additional information or assistance as may reasonably be necessary to pursue the contest. Further, the other Party shall be reimbursed for any reasonable and necessary out-of-pocket copying and travel expenses incurred in assisting in such contest.

       14.    FORCE MAJEURE

              In the event performance of this Agreement, or any obligation hereunder, is either directly or indirectly prevented, restricted, or interfered with by reason of fire, flood, earthquake or like acts of God, wars, revolution, civil commotion, explosion, acts of public enemy, embargo, acts of the government in its sovereign capacity, labor difficulties, including without limitation, strikes, slowdowns, picketing, or boycotts, unavailability of equipment from vendor, changes requested by Customer, or any other circumstances beyond the reasonable control and without the fault or negligence of the Party affected, the Party affected, upon giving prompt notice to the other Party, shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction, or interference (and the other Party shall likewise be excused from performance of its obligations on a day-to-day basis until the delay, restriction or interference has ceased); provided however, that the Party so affected shall use diligent efforts to avoid or remove such causes of non-performance and both Parties shall proceed whenever such causes are removed or cease.

       15.    YEAR 2000 COMPLIANCE

              Each Party warrants that it has implemented a program the goal of which is to ensure that all software, hardware and related materials (collectively called "Systems") delivered, connected with BellSouth or supplied in the furtherance of the terms and conditions specified in this Agreement: (i) will record, store, process and display calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality as such software records, stores, processes and calendar dates falling on or before December 31, 1999; and (ii) shall include without limitation date data century recognition, calculations that accommodate same century and multicentury formulas and date values, and date data interface values that reflect the century.

       16.    MODIFICATION OF AGREEMENT

       16.1 BellSouth shall make available, pursuant to 47 USC Section 252 and the FCC rules and regulations regarding such availability, to Essential.com any interconnection, service, or network element provided under any other agreement filed and approved pursuant to 47 USC Section 252. The Parties shall adopt all rates, terms and conditions

                                           General Terms and Conditions - Part A
                                                                         Page 14

              concerning such other interconnection, service or network element and any other rates, terms and conditions that are interrelated or were negotiated in exchange for or in conjunction with the interconnection, service or network element being adopted. The adopted interconnection, service, or network element and agreement shall apply to the same states as such other agreement and for the identical term of such other agreement.

       16.2 If Essential.com. changes its name or makes changes to its company structure or identity due to a merger, acquisition, transfer or any other reason, it is the responsibility of Essential.com to notify BellSouth of said change and request that an amendment to this Agreement, if necessary, be executed to reflect said change.

       16.3 No modification, amendment, supplement to, or waiver of the Agreement or any of its provisions shall be effective and binding upon the Parties unless it is made in writing and duly signed by the Parties.

       16.4 Execution of this Agreement by either Party does not confirm or infer that the executing Party agrees with any decision(s) issued pursuant to the Telecommunications Act of 1996 and the consequences of those decisions on specific language in this Agreement. Neither Party waives its rights to appeal or otherwise challenge any such decision(s) and each Party reserves all of its rights to pursue any and all legal and/or equitable remedies, including appeals of any such decision(s).

       16.5 In the event that any final and nonappealable legislative, regulatory, judicial or other legal action materially affects any material terms of this Agreement, or the ability of Essential.com. or BellSouth to perform any material terms of this Agreement, Essential.com or BellSouth may, on thirty (30) days' written notice require that such terms be renegotiated, and the Parties shall renegotiate in good faith such mutually acceptable new terms as may be required. In the event that such new terms are not renegotiated within ninety (90) days after such notice, the Dispute shall be referred to the Dispute Resolution procedure set forth in Section 12.

       16.6 If any provision of this Agreement, or the application of such provision to either Party or circumstance, shall be held invalid, the remainder of the Agreement, or the application of any such provision to the Parties or circumstances other than those to which it is held invalid, shall not be effective thereby, provided that the Parties shall attempt to reformulate such invalid provision to give effect to such portions thereof as may be valid without defeating the intent of such provision.

       17.    WAIVERS

              A failure or delay of either Party to enforce any of the provisions hereof, to exercise any option which is herein provided, or to require performance of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or options, and each Party, notwithstanding such failure, shall have the right thereafter

                                           General Terms and Conditions - Part A
                                                                         Page 15

              to insist upon the specific performance of any and all of the provisions of this Agreement.

       18.    GOVERNING LAW

              This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia, without regard to its conflict of laws principles.

       19.    ARM'S LENGTH NEGOTIATIONS

              This Agreement was executed after arm's length negotiations between the undersigned Parties and reflects the conclusion of the undersigned that this Agreement is in the best interests of all Parties.

       20.    NOTICES

       20.1 Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

                           BELLSOUTH TELECOMMUNICATIONS, INC.

                           CLEC Account Team
                           9th Floor
                           600 North 19th Street
                           Birmingham, Alabama 35203

                           and

                           General Attorney - COU
                           Suite 4300
                           675 W. Peachtree St.
                           Atlanta, GA 30375

                           Essential.com, Inc.
                           3 BURLINGTON WOODS DRIVE
                           Fourth Floor
                           Burlington, MA 01803
                           Attn: Pat Grady
                           (781) 229-9599x156

              or at such other address as the intended recipient previously shall have designated by written notice to the other Party.

                                           General Terms and Conditions - Part A
                                                                         Page 16

       20.2 Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

       20.3 BellSouth shall provide Essential.com notice via Internet posting of price changes and of changes to the terms and conditions of services available for resale.

       21.    RULE OF CONSTRUCTION

              No rule of construction requiring interpretation against the drafting Party hereof shall apply in the interpretation of this Agreement.

       22.    HEADINGS OF NO FORCE OR EFFECT

              The headings of Articles and Sections of this Agreement are for convenience of reference only, and shall in no way define, modify or restrict the meaning or interpretation of the terms or provisions of this Agreement.

       23.    MULTIPLE COUNTERPARTS

              This Agreement may be executed multiple counterparts, each of which shall be deemed an original, but all of which shall together constitute but one and the same document.

       24.    IMPLEMENTATION OF AGREEMENT

              If Essential.com is a facilities based provider or a facilities based and resale provider, this section shall apply. Within 60 days of the execution of this Agreement, the Parties will adopt a schedule for the implementation of the Agreement. The schedule shall state with specificity time frames for submission of including but not limited to, network design, interconnection points, collocation arrangement requests, pre-sales testing and full operational time frames for the business and residential markets. An implementation template to be used for the implementation schedule is contained in Attachment 10 of this Agreement.

       25.    FILING OF AGREEMENT

              Upon execution of this Agreement it shall be filed with the appropriate state regulatory agency pursuant to the requirements of Section 252 of the Act. If the regulatory agency imposes any filing or public interest notice fees regarding the filing or approval of the Agreement, Essential.com shall be responsible for

                                           General Terms and Conditions - Part A
                                                                         Page 17

              publishing the required notice and the publication and/or notice costs shall be borne by Essential.com.

       26.    ENTIRE AGREEMENT

              This Agreement and its Attachments, incorporated herein by this reference, sets forth the entire understanding and supersedes prior Agreements between the Parties relating to the subject matter contained herein and merges all prior discussions between them, and neither Party shall be bound by any definition, condition, provision, representation, warranty, covenant or promise other than as expressly stated in this Agreement or as is contemporaneously or subsequently set forth in writing and executed by a duly authorized officer or representative of the Party to be bound thereby.

              THIS AGREEMENT MAY INCLUDE ATTACHMENTS WITH PROVISIONS FOR THE FOLLOWING SERVICES:

              Network Elements and Other Services
              Local Interconnection
              Resale
              Collocation

              THE FOLLOWING SERVICES ARE INCLUDED AS OPTIONS FOR PURCHASE BY ESSENTIAL.COM. ESSENTIAL.COM SHALL ELECT SAID SERVICES BY WRITTEN REQUEST TO ITS ACCOUNT MANAGER IF APPLICABLE.

              Optional Daily Usage File (ODUF)
              Enhanced Optional Daily Usage File (EODUF)
              Access Daily Usage File (ADUF)
              Line Information Database (LIDB) Storage
              Centralized Message Distribution Service (CMDS)
              Calling Name (CNAM)

                                           General Terms and Conditions - Part A
                                                                         Page 18

IN WITNESS WHEREOF, the Parties have executed this Agreement the day and year above first written.

BELLSOUTH TELECOMMUNICATIONS, INC.             ESSENTIAL.COM, INC.


/s/ Jerry D. Hendrix                           /s/ Akhil Garland
-------------------------------------          -------------------------------
          Signature                                  Signature
-------------------------------------          -------------------------------

Jerry D. Hendrix                                Akhil Garland
-------------------------------------          -------------------------------
          Name                                       Name

Sr. Director - Interconnection Svcs             President & CEO
-------------------------------------          -------------------------------
          Title                                      Title

         11/1/99                                    10-27-99
-------------------------------------          -------------------------------
          Date                                       Date

                                           General Terms and Conditions - Part A
                                                                         Page 19

                                   DEFINITIONS

AFFILIATE is defined as a person that (directly or indirectly) owns or controls, is owned or controlled by, or is under common ownership or control with, another person. For purposes of this paragraph, the term "own" means to own an equity interest (or equivalent thereof) of more than 10 percent.

CENTRALIZED MESSAGE DISTRIBUTION SYSTEM is the Telcordia (formerly BellCore) administered national system, based in Kansas City, Missouri, used to exchange Exchange Message Interface (EMI) formatted data among host companies.

COMMISSION is defined as the appropriate regulatory agency in each of BellSouth's nine state region, Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee.

DAILY USAGE FILE is the compilation of messages or copies of messages in standard Exchange Message Interface (EMI) format exchanged from BellSouth to an CLEC.

EXCHANGE MESSAGE INTERFACE is the nationally administered standard format for the exchange of data among the Exchange Carriers within the telecommunications industry.

INFORMATION SERVICE means the offering of a capability for generating, acquiring, storing, transforming, processing, retrieving, utilizing, or making available information via telecommunications, and includes electronic publishing, but does not include any use of any such capability for the management, control, or operation of a telecommunications system or the management of a telecommunications service.

INTERCOMPANY SETTLEMENTS (ICS) is the revenue associated with charges billed by a company other than the company in whose service area such charges were incurred. ICS on a national level includes third number and credit card calls and is administered by Telcordia (formerly BellCore)'s Calling Card and Third Number Settlement System (CATS). Included is traffic that originates in one Regional Bell Operating Company's (RBOC) territory and bills in another RBOC's territory.

INTERMEDIARY FUNCTION is defined as the delivery of traffic from Essential.com; a CLEC other than Essential.com or another telecommunications carrier through the network of BellSouth or Essential.com to an end user of Essential.com; a CLEC other than Essential.com or another telecommunications carrier.

LOCAL INTERCONNECTION is defined as 1) the delivery of local traffic to be terminated on each Party's local network so that end users of either Party have the ability to reach end users of the other Party without the use of any access code or substantial delay in the processing of the call; 2) the LEC network features, functions, and capabilities set forth in this Agreement; and 3)

                                           General Terms and Conditions - Part A
                                                                         Page 20

Service Provider Number Portability sometimes referred to as temporary telephone number portability to be implemented pursuant to the terms of this Agreement.

LOCAL TRAFFIC is defined as any telephone call that originates in one exchange and terminates in either the same exchange, or other local calling area associated with the originating exchange as defined and specified in Section A3 of BellSouth's General Subscriber Service Tariff. As clarification of this definition and for reciprocal compensation, Local Traffic does not include traffic that originates from or terminates to or through an enhanced service provider or information service provider. As further clarification, Local Traffic does not include calls that do not transmit information of the user's choosing. In any event, neither Party will pay reciprocal compensation to the other if the "traffic" to which such reciprocal compensation would otherwise apply was generated, in whole or in part, for the purpose of creating an obligation on the part of the originating carrier to pay reciprocal compensation for such traffic.

MESSAGE DISTRIBUTION is routing determination and subsequent delivery of message data from one company to another. Also included is the interface function with CMDS, where appropriate.

MULTIPLE EXCHANGE CARRIER Access BILLING ("MECAB") means the document prepared by the Billing Committee of the Ordering and Billing Forum ("OBF:), which functions under the auspices of the Carrier Liaison Committee of the Alliance for Telecommunications Industry Solutions ("ATIS") and by Telcordia (formerly BellCore) as Special Report SR-BDS-000983, Containing the recommended guidelines for the billing of Exchange Service access provided by two or more LECs and/or CLECs or by one LEC in two or more states within a single LATA.

NETWORK ELEMENT is defined to mean a facility or equipment used in the provision of a telecommunications service. Such term may include, but is not limited to, features, functions, and capabilities that are provided by means of such facility or equipment, including but not limited to, subscriber numbers, databases, signaling systems, and information sufficient for billing and collection or used in the transmission, routing, or other provision of a telecommunications service. BellSouth offers access to the Network Elements, unbundled loops; network interface device; sub-loop elements; local switching; transport; tandem switching; operator systems; signaling; access to call-related databases; dark fiber as set forth in Attachment 2 of this Agreement.

NON-INTERCOMPANY SETTLEMENT SYSTEM (NICS) is the Telcordia (formerly BellCore) system that calculates non-intercompany settlements amounts due from one company to another within the same RBOC region. It includes credit card, third number and collect messages.

PERCENT OF INTERSTATE USAGE (PIU) is defined as a factor to be applied to terminating access services minutes of use to obtain those minutes that should be rated as interstate access services minutes of use. The numerator includes all interstate "non-intermediary" minutes of use, including interstate minutes of use that are forwarded due to service provider number portability less any interstate minutes of use for Terminating Party Pays services, such as 800 Services. The denominator includes all "non-intermediary", local , interstate, intrastate, toll and access minutes of use adjusted for service provider number portability less all minutes attributable to terminating Party pays services.

                                           General Terms and Conditions - Part A
                                                                         Page 21

PERCENT LOCAL USAGE (PLU) is defined as a factor to be applied to intrastate terminating minutes of use. The numerator shall include all "non-intermediary" local minutes of use adjusted for those minutes of use that only apply local due to Service Provider Number Portability. The denominator is the total intrastate minutes of use including local, intrastate toll, and access, adjusted for Service Provider Number Portability less intrastate terminating Party pays minutes of use.

REVENUE ACCOUNTING OFFICE (RAO) STATUS COMPANY is a local exchange company/alternate local exchange company that has been assigned a unique RAO code. Message data exchanged among RAO status companies is grouped (i.e. packed) according to From/To/Bill RAO combinations.

SERVICE CONTROL POINTS ("SCPs") are defined as databases that store information and have the ability to manipulate data required to offer particular services.

SIGNAL TRANSFER POINTS ("STPs") are signaling message switches that interconnect Signaling Links to route signaling messages between switches and databases. STPs enable the exchange of Signaling System 7 ("SS7") messages between switching elements, database elements and STPs. STPs provide access to various BellSouth and third party network elements such as local switching and databases.

SIGNALING LINKS are dedicated transmission paths carrying signaling messages between carrier switches and signaling networks. Signal Link Transport is a set of two or four dedicated 56 kbps transmission paths between Essential.com designated Signaling Points of Interconnection that provide a diverse transmission path and cross connect to a BellSouth Signal Transfer Point.

TELECOMMUNICATIONS means the transmission, between or among points specified by the user, of information of the user's choosing, without change in the form or content of the information as sent and received.

TELECOMMUNICATIONS SERVICE means the offering of telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

TELECOMMUNICATIONS ACT OF 1996 ("ACT") means Public Law 104-104 of the United States Congress effective February 8, 1996. The Act amended the Communications Act of 1934 (47, U.S.C. Section 1 et. seq.).

                                                                    Attachment 1
                                                                          Page 1

                                  ATTACHMENT 1

                                     RESALE

                                                                    Attachment 1
                                                                          Page 2

                               TABLE OF CONTENTS

  1.  DISCOUNT RATES ..........................................................3

  2.  DEFINITION OF TERMS .....................................................3

  3.  GENERAL PROVISIONS ............................... ......................3

  4.  BELLSOUTH'S PROVISION OF SERVICES TO ESSENTIAL.COM ......................7

  5.  MAINTENANCE OF SERVICES..................................................7

  6.  ESTABLISHMENT OF SERVICE.................................................8

  7.  PAYMENT AND BILLING ARRANGEMENTS ........................................9

  8.  DISCONTINUANCE OF SERVICE ...............................................11

  9.  LINE INFORMATION DATABASE (LIDB).........................................12

  10. RAO HOSTING..............................................................13

  11. OPTIONAL DAILY USAGE FILE (ODUF).........................................13

  12. ENHANCED OPTIONAL DAILY USAGE FILE (EODUF)...............................13

  13. CALLING NAME DELIVERY (CNAM) DATABASE SERVICE............................13

  EXHIBIT A - APPLICABLE DISCOUNTS/OSS RATES ..................................14
  EXHIBIT B - RESALE RESTRICTIONS .............................................17
  EXHIBIT C - LINE INFORMATION DATABASE (LIDB) STORAGE AGREEMENT ..............19
  EXHIBIT D - CMDS/RAO HOSTING ................................................26
  EXHIBIT E - OPTIONAL DAILY USAGE FILE (ODUF) ................................29
  EXHIBIT F - ENHANCED OPTIONAL DAILY USAGE FILE (EODUF) ......................32
  EXHIBIT G - CALLING NAME DELIVERY (CNAM) DATABASE SERVICES ..................34
  EXHIBIT H - ODUF/EODUF/CMDS RATES ....................................Exhibit H

                                                                    Attachment 1
                                                                          Page 3

RESALE

1.            DISCOUNT RATES

The rates pursuant by which Essential.com is to purchase services from BellSouth for resale shall be at a discount rate off of the retail rate for the telecommunications service. The discount rates shall be as set forth in Exhibit A, attached hereto and incorporated herein by this reference. Such discount shall reflect the costs avoided by BellSouth when selling a service for wholesale purposes.

2.            DEFINITION OF TERMS

       2.1 CUSTOMER OF RECORD means the entity responsible for placing application for service; requesting additions, rearrangements, maintenance or discontinuance of service; payment in full of charges incurred such as non-recurring, monthly recurring, toll, directory assistance, etc.

       2.2 DEPOSIT means assurance provided by a customer in the form of cash, surety bond or bank letter of credit to be held by BellSouth.

       2.3 END USER means the ultimate user of the telecommunications services.

       2.4 END USER CUSTOMER LOCATION means the physical location of the premises where an end user makes use of the telecommunications services.

       2.5 NEW SERVICES means functions, features or capabilities that are not currently offered by BellSouth. This includes packaging of existing services or combining a new function, feature or capability with an existing service.

       2.6 OTHER/COMPETITIVE LOCAL EXCHANGE COMPANY (OLEC/CLEC) means a telephone company certificated by the public service commissions of BellSouth's franchised area to provide local exchange service within BellSouth's franchised area.

       2.7 RESALE means an activity wherein a certificated CLEC, such as Essential.com subscribes to the telecommunications services of BellSouth and then reoffers those telecommunications services to the public (with or without "adding value").

       2.8 RESALE SERVICE AREA means the area, as defined in a public service commission approved certificate of operation, within which an CLEC, such as Essential.com, may offer resold local exchange telecommunications service.

3.            GENERAL PROVISIONS

       3.1 All of the negotiated rates, terms and conditions set forth in this Attachment pertain to the resale of BellSouth's retail telecommunications services and other services specified in this Attachment. Essential.com may resell the tariffed local exchange and toll telecommunications services of BellSouth contained in the General Subscriber Service Tariff and Private Line Service Tariff subject to the terms, and conditions specifically set forth herein. Notwithstanding the foregoing, the exclusions and limitations on services available for resale will be as set forth in Exhibit B, attached hereto and incorporated herein by this reference.

                                                                    Attachment 1
                                                                          Page 4

              BellSouth shall make available telecommunications services for resale at the rates set forth in Exhibit A to this Agreement and subject to the exclusions and limitations set forth in Exhibit B to this Agreement. BellSouth does not however waive its rights to appeal or otherwise challenge any decision regarding resale that resulted in the discount rates contained in Exhibit A or the exclusions and limitations contained in Exhibit B. BellSouth reserves the right to pursue any and all legal and/or equitable remedies, including appeals of any decisions. If such appeals or challenges result in changes in the discount rates or exclusions and limitations, the parties agree that appropriate modifications to this Agreement will be made promptly to make its terms consistent with the outcome of the appeal.

       3.2 Essential.com may purchase resale services from BellSouth for their own use in operating their business. The resale discount will apply to those services under the following conditions:

       3.2.1  Essential.com must resell services to other end users.

       3.2.2 Essential.com must order services through resale interfaces, i.e., the Local Carrier Service Center (LCSC) and/or appropriate Resale Account Teams pursuant to Section 3 of the General Terms and Conditions.

       3.2.3 Essential.com cannot be an alternative local exchange telecommunications company for the single purpose of selling to themselves.

       3.3 The provision of services by BellSouth to Essential.com does not constitute a joint undertaking for the furnishing of any service.

       3.4 Essential.com will be the customer of record for all services purchased from BellSouth. Except as specified herein, BellSouth will take orders from, bill and expect payment from Essential.com for all services.

       3.5 Essential.com will be BellSouth's single point of contact for all services purchased pursuant to this Agreement. BellSouth shall have no contact with the end user except to the extent provided for herein.

       3.6 BellSouth will continue to bill the end user for any services that the end user specifies it wishes to receive directly from BellSouth.

       3.7 BellSouth maintains the right to serve directly any end user within the service area of Essential.com. BellSouth will continue to directly market its own telecommunications products and services and in doing so may establish independent relationships with end users of Essential.com.

       3.8 Neither Party shall interfere with the right of any person or entity to obtain service directly from the other Party.

       3.9 Current telephone numbers may normally be retained by the end user. However, telephone numbers are the property of BellSouth and are assigned to the service furnished. Essential.com has no property right to the telephone number or any other call number designation associated with services furnished by BellSouth, and no right to the continuance of service through any particular central office. BellSouth reserves the right to change such numbers, or the central office designation associated with such numbers, or both, whenever BellSouth deems it necessary to do so in the conduct of its business.

                                                                    Attachment 1
                                                                          Page 5

       3.10 For the purpose of the resale of BellSouth's telecommunications services by Essential.com, BellSouth will provide Essential.com with an on line access to telephone numbers for reservation on a first come first serve basis. Such reservations of telephone numbers, on a pre-ordering basis shall be for a period of nine (9) days. Essential.com acknowledges that there may be instances where there is a shortage of telephone numbers in a particular Common Language Location Identifier Code (CLLIC) and in such instances BellSouth may request that Essential.com cancel its reservations of numbers. Essential.com shall comply with such request.

              Further, upon Essential.com's request, and for the purpose of the resale of BellSouth's telecommunications services by Essential.com, BellSouth will reserve up to 100 telephone numbers per CLLIC, for Essential.com's sole use. Such telephone number reservations shall be valid for ninety (90) days from the reservation date. Essential.com acknowledges that there may be instances where there is a shortage of telephone numbers in a particular CLLIC and in such instances BellSouth shall use its best efforts to reserve for a ninety (90) day period a sufficient quantity of Essential.com's reasonable need in that particular CLLIC.

       3.11 BellSouth may provide any service or facility for which a charge is not established herein, as long as it is offered on the same terms to Essential.com.

       3.12 Service is furnished subject to the condition that it will not be used for any unlawful purpose.

       3.13 Service will be discontinued if any law enforcement agency advises that the service being used is in violation of the law.

       3.14 BellSouth can refuse service when it has grounds to believe that service will be used in violation of the law.

       3.15 BellSouth accepts no responsibility to any person for any unlawful act committed by Essential.com or its end users as part of providing service to Essential.com for purposes of resale or otherwise.

       3.16 BellSouth will cooperate fully with law enforcement agencies with subpoenas and court orders for assistance with BellSouth's end users. Law enforcement agency subpoenas and court orders regarding end users of Essential.com will be directed to Essential.com. BellSouth will bill Essential.com for implementing any requests by law enforcement agencies regarding Essential.com end users.

       3.17 The characteristics and methods of operation of any circuits, facilities or equipment provided by any person or entity other than BellSouth shall not:

              3.17.1 Interfere with or impair service over any facilities of
                     BellSouth, its affiliates, or its connecting and concurring carriers involved in its service;

              3.17.2 Cause damage to BellSouth's plant;

              3.17.3 Impair the privacy of any communications; or

              3.17.4 Create hazards to any BellSouth employees or the public.

       3.18 Essential.com. assumes the responsibility of notifying BellSouth regarding less than standard operations with respect to services provided by Essential.com.

                                                                    Attachment 1
                                                                          Page 6

       3.19 Facilities and/or equipment utilized by BellSouth to provide service to Essential.com remain the property of BellSouth.

       3.20 White page directory listings will be provided in accordance with regulations set forth in Section A6 of the General Subscriber Services Tariff and will be available for resale.

       3.21 BellSouth provides electronic access to customer record information. Access is provided through the Local Exchange Navigation System (LENS) and the Telecommunications Access Gateway
              (TAG). Customer Record Information includes but is not limited to, customer specific information in CRIS and RSAG. Essential.com agrees not to view, copy, or otherwise obtain access to the customer record information of any customer without that customer's permission, and further agrees that Essential.com will obtain access to customer record information only in strict compliance with applicable laws, rules, or regulations of the State in which the service is provided.

       3.22 All costs incurred by BellSouth to develop and implement operational interfaces shall be recovered from Resellers who utilize the services. Charges for use of Operational Support Systems (OSS) shall be as set forth in Exhibit A of this attachment.

       3.23 Where available to BellSouth's end users, BellSouth shall provide the following telecommunications services at a discount to allow for voice mail services:

              -      Simplified Message Desk Interface - Enhanced ("SMDI-E")

              - Simplified Message Desk Interface ("SMDI") Message Waiting Indicator ("MWI") stutter dialtone and message waiting light feature capabilities

              -      Call Forward on Busy/Don't Answer ("CF-B/DA")

              -      Call Forward on Busy ("CF/B")

              -      Call Forward Don't Answer ("CF/DA")

              Further, BellSouth messaging services set forth in BellSouth's Messaging Service Information Package shall be made available for resale without the wholesale discount.

       3.24 BellSouth's Inside Wire Maintenance Service Plans may be made available for resale at rates, terms and conditions as set forth by BellSouth and without the wholesale discount.

       3.25 All costs incurred by BellSouth for providing services requested by Essential.com that are not covered in the BellSouth tariffs shall be recovered from the Essential.com(s) who utilize those services.

       3.26 Recovery of charges associated with implementing Number Portability through monthly charges assessed to end users has been authorized by the FCC. This end user line charge will be billed to Resellers of BellSouth's telecommunications services and will be as filed in FCC No. 1. This charge will not be discounted.

                                                                    Attachment 1
                                                                          Page 7

       4.     BELLSOUTH'S PROVISION OF SERVICES TO ESSENTIAL.COM

       4.1 Essential.com agrees that its resale of BellSouth services shall be as follows:

              4.1.1 The resale of telecommunications services shall be limited to users and uses conforming to the class of service restrictions.

              4.1.2 Hotel and Hospital PBX services are the only telecommunications services available for resale to Hotel/Motel and Hospital end users, respectively. Similarly, Access Line Service for Customer Provided Coin Telephones is the only local service available for resale to Independent Payphone Provider (IPP) customers. Shared Tenant Service customers can only be sold those local exchange access services available in BellSouth's A23 Shared Tenant Service Tariff in the states of Florida, Georgia, North Carolina and South Carolina, and in A27 in the states of Alabama, Kentucky, Louisiana, Mississippi and Tennessee.

              4.1.3 BellSouth reserves the right to periodically audit services purchased by Essential.com to establish authenticity of use. Such audit shall not occur more than once in a calendar year. Essential.com shall make any and all records and data available to BellSouth or BellSouth's auditors on a reasonable basis. BellSouth shall bear the cost of said audit.

       4.2 Resold services can only be used in the same manner as specified in BellSouth's Tariffs. Resold services are subject to the same terms and conditions as are specified for such services when furnished to an individual end user of BellSouth in the appropriate section of BellSouth's Tariffs. Specific tariff features, e.g. a usage allowance per month, shall not be aggregated across multiple resold services.

       4.3 Essential.com may resell services only within the specific resale service area as defined in its certificate.

       4.4 Telephone numbers transmitted via any resold service feature are intended solely for the use of the end user of the feature. Resale of this information is prohibited.

       5.     MAINTENANCE OF SERVICES

       5.1 Essential.com will adopt and adhere to the standards contained in the applicable CLEC Work Center Operational Understanding Agreement regarding maintenance and installation of service.

       5.2 Services resold under BellSouth's Tariffs and facilities and equipment provided by BellSouth shall be maintained by BellSouth.

       5.3 Essential.com or its end users may not rearrange, move, disconnect, remove or attempt to repair any facilities owned by BellSouth, other than by connection or disconnection to any interface means used, except with the written consent of BellSouth.

       5.4 Essential.com accepts responsibility to notify BellSouth of situations that arise that may result in a service problem.

       5.5 Essential.com will be BellSouth's single point of contact for all repair calls on behalf of Essential.com's end users. The parties agree to provide one another with toll-free contact numbers for such purposes.

                                                                    Attachment 1
                                                                          Page 8

       5.6 Essential.com will contact the appropriate repair centers in accordance with procedures established by BellSouth.

       5.7 For all repair requests, Essential.com accepts responsibility for adhering to BellSouth's prescreening guidelines prior to referring the trouble to BellSouth.

       5.8 BellSouth will bill Essential.com for handling troubles that are found not to be in BellSouth's network pursuant to its standard time and material charges. The standard time and material charges will be no more than what BellSouth charges to its retail customers for the same services.

       5.9 BellSouth reserves the right to contact Essential.com's end users, if deemed necessary, for maintenance purposes.

       6.     ESTABLISHMENT OF SERVICE

       6.1 After receiving certification as a local exchange company from the appropriate regulatory agency, Essential.com will provide the appropriate BellSouth service center the necessary documentation to enable BellSouth to establish a master account for Essential.com's resold services. Such documentation shall include the Application for Master Account, proof of authority to provide telecommunications services, an Operating Company Number ("OCN") assigned by the National Exchange Carriers Association ("NECA") and a tax exemption certificate, if applicable. When necessary deposit requirements are met, BellSouth will begin taking orders for the resale of service.

       6.2 Service orders will be in a standard format designated by BellSouth.

       6.3 When notification is received from Essential.com that a current end user of BellSouth will subscribe to Essential.com's service, standard service order intervals for the appropriate class of service will apply.

       6.4 BellSouth will not require end user confirmation prior to establishing service for Essential.com's end user customer. Essential.com must, however, be able to demonstrate end user authorization upon request.

       6.5 Essential.com will be the single point of contact with BellSouth for all subsequent ordering activity resulting in additions or changes to resold services except that BellSouth will accept a request directly from the end user for conversion of the end user's service from Essential.com to BellSouth or will accept a request from another CLEC for conversion of the end user's service from Essential.com to the other LEC. BellSouth will notify Essential.com that such a request has been processed.

       6.6 If BellSouth determines that an unauthorized change in local service to Essential.com has occurred, BellSouth will reestablish service with the appropriate local service provider and will assess Essential.com as the CLEC initiating the unauthorized change, the unauthorized change charge described in F.C.C. Tariff No. 1, Section 13 or applicable state tariff. Appropriate nonrecurring charges, as set forth in Section A4. of the General Subscriber Service Tariff, will also be assessed to Essential.com. These charges can be adjusted if Essential.com provides satisfactory proof of authorization.

       6.7 In order to safeguard its interest, BellSouth reserves the right to secure the account with a suitable form of security deposit, unless satisfactory credit has already been established.

                                                                    Attachment 1
                                                                          Page 9

              6.7.1 Such security deposit shall take the form of an irrevocable Letter of Credit or other forms of security acceptable to BellSouth. Any such security deposit may be held during the continuance of the service as security for the payment of any and all amounts accruing for the service.

              6.7.2 If a security deposit is required, such security deposit shall be made prior to the inauguration of service.

              6.7.3 Such security deposit may not exceed two months' estimated billing.

              6.7.4 The fact that a security deposit has been made in no way relieves Essential.com from complying with BellSouth's regulations as to advance payments and the prompt payment of bills on presentation nor does it constitute a waiver or modification of the regular practices of BellSouth providing for the discontinuance of service for non-payment of any sums due BellSouth.

              6.7.5 BellSouth reserves the right to increase the security deposit requirements when, in its sole judgment, circumstances so warrant and/or gross monthly billing has increased beyond the level initially used to determine the security deposit.

              6.7.6 In the event that Essential.com defaults on its account, service to Essential.com will be terminated and any security deposits held will be applied to its account.

              6.7.7 Interest on a security deposit shall accrue and be paid in accordance with the terms in the appropriate BellSouth tariff.

       7.     PAYMENT AND BILLING ARRANGEMENTS

       7.1 Prior to submitting orders to BellSouth for local service, a master account must be established for Essential.com. The Essential.com is required to provide the following before a master account is established: proof of PSC/PUC certification, the Application for Master Account, an Operating Company Number. ("OCN") assigned by the National Exchange Carriers Association ("NECA") and a tax exemption certificate, if applicable.

       7.2 BellSouth shall bill Essential.com on a current basis all applicable charges and credits.

       7.3 Payment of all charges will be the responsibility of Essential.com. Essential.com shall make payment to BellSouth for all services billed. BellSouth is not responsible for payments not received by Essential.com from Essential.com's end user. BellSouth will not become involved in billing disputes that may arise between Essential.com and its end user. Payments made to BellSouth as payment on account will be credited to an accounts receivable master account and not to an end user's account.

       7.4 BellSouth will render bills each month on established bill days for each of Essential.com's accounts.

       7.5 BellSouth will bill Essential.com in advance charges for all services to be provided during the ensuing billing period except charges associated with service usage, which will be billed in arrears. Charges will be calculated on an individual end user account level, including, if applicable, any charge for usage or usage allowances. BellSouth will also bill Essential.com, and Essential.com will be responsible for and remit to BellSouth, all charges applicable to resold

                                                                    Attachment 1
                                                                         Page 10

              services including but not limited to 911 and E911 charges, telecommunications relay charges (TRS), and franchise fees.

       7.6 The payment will be due by the next bill date (i.e., same date in the following month as the bill date) and is payable in immediately available funds. Payment is considered to have been made when received by BellSouth.

              7.6.1 If the payment due date falls on a Sunday or on a Holiday which is observed on a Monday, the payment due date shall be the first non-Holiday day following such Sunday or Holiday. If the payment due date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the payment due date shall be the last non-Holiday day preceding such Saturday or Holiday. If payment is not received by the payment due date, a late payment penalty, as set forth in section 7.8 following, shall apply.

              7.6.2 If Essential.com requests multiple billing media or additional copies of bills, BellSouth will provide these at an appropriate charge to Essential.com.

              7.6.3  Billing Disputes

                   7.6.3.1 Each Party agrees to notify the other Party upon the discovery of a billing dispute. In the event of a billing dispute, the Parties will endeavor to resolve the dispute within sixty (60) calendar days of the Bill Date on which such disputed charges appear. Resolution of the dispute is expected to occur at the first level of management resulting in a recommendation for settlement of the dispute and closure of a specific billing period. If the issues are not resolved within the allotted time frame, the following resolution procedure will begin:

                   7.6.3.2 If the dispute is not resolved within sixty (60) days of the Bill Date, the dispute will be escalated to the second level of management for each of the respective Parties for resolution. If the dispute is not resolved within ninety (90) days of the Bill Date, the dispute will be escalated to the third level of management for each of the respective Parties for resolution

                   7.6.3.3 If the dispute is not resolved within one hundred and twenty (120) days of the Bill Date, the dispute will be escalated to the fourth level of management for each of the respective Parties for resolution.

                   7.6.3.4 If a Party disputes a charge and does not pay such charge by the payment due date, such charges shall be subject to late payment charges as set forth in the Late Payment Charges provision of this Attachment. If a Party disputes charges and the dispute is resolved in favor of such Party, the other Party shall credit the bill of the disputing Party for the amount of the disputed charges along with any late payment charges assessed no later than the second Bill Date after the resolution of the dispute. Accordingly, if a Party disputes charges and the dispute is resolved in favor of the other Party, the disputing Party shall pay the other Party the amount of the disputed charges and any associated late payment charges assessed no later than the second bill payment due date after the resolution of the dispute. BellSouth shall only assess interest on previously assessed late payment charges in a state where it has authority pursuant to its tariffs.

                                                                    Attachment 1
                                                                         Page 11

       7.7 Upon proof of tax exempt certification from Essential.com, the total amount billed to Essential.com will not include any taxes due from the end user to reflect the tax exempt certification and local tax laws. Essential.com will be solely responsible for the computation, tracking, reporting, and payment of taxes applicable to Essential.com's end user.

       7.8 If any portion of the payment is received by BellSouth after the payment due date as set forth preceding, or if any portion of the payment is received by BellSouth in funds that are not immediately available to BellSouth, then a late payment penalty shall be due to BellSouth. The late payment penalty shall be the portion of the payment not received by the payment due date times a late factor and will be applied on a per bill basis. The late factor shall be as set forth in Section A2 of the General Subscriber Services Tariff and Section B2 of the Private Line Service Tariff.

       7.9 Any switched access charges associated with interexchange carrier access to the resold local exchange lines will be billed by, and due to, BellSouth. No additional charges are to be assessed to Essential.com

       7.10 BellSouth will not perform billing and collection services for Essential.com as a result of the execution of this Agreement. All requests for billing services should be referred to the appropriate entity or operational group within BellSouth.

       7.11 Pursuant to 47 CFR Section 51.617, BellSouth will bill Essential.com end user common line charges identical to the end user common line charges BellSouth bills its end users.

       7.12 In general, BellSouth will not become involved in disputes between Essential.com and Essential.com's end user customers over resold services. If a dispute does arise that cannot be settled without the involvement of BellSouth, Essential.com shall contact the designated Service Center for resolution. BellSouth will make every effort to assist in the resolution of the dispute and will work with Essential.com to resolve the matter in as timely a manner as possible. Essential.com may be required to submit documentation to substantiate the claim.

8.            DISCONTINUANCE OF SERVICE

       8.1 The procedures for discontinuing service to an end user are as follows:

              8.1.1 Where possible, BellSouth will deny service to Essential.com's end user on behalf of, and at the request of, Essential.com. Upon restoration of the end user's service, restoral charges will apply and will be the responsibility of Essential.com.

              8.1.2 At the request of Essential.com, BellSouth will disconnect a Essential.com end user customer.

              8.1.3 All requests by Essential.com for denial or disconnection of an end user for nonpayment must be in writing.

              8.1.4 Essential.com will be made solely responsible for notifying the end user of the proposed disconnection of the service.

              8.1.5 BellSouth will continue to process calls made to the Annoyance Call Center and will advise Essential.com when it is determined that annoyance calls are originated from one

                                                                    Attachment 1
                                                                         Page 12

                     of their end user's locations. BellSouth shall be indemnified, defended and held harmless by Essential.com and/or the end user against any claim, loss or damage arising from providing this information to Essential.com. It is the responsibility of Essential.com to take the corrective action necessary with its end users who make annoying calls. Failure to do so will result in BellSouth's disconnecting the end user's service.

              8.1.6 BellSouth may disconnect and reuse facilities when the facility is in a denied state and BellSouth has received an order to establish new service or transfer of service from an end user or an end user's CLEC at the same address served by the denied facility.

       8.2 The procedures for discontinuing service to Essential.com are as follows:

              8.2.1 BellSouth reserves the right to suspend or terminate service for nonpayment or in the event of prohibited, unlawful or improper use of the facilities or service, abuse of the facilities, or any other violation or noncompliance by Essential.com of the rules and regulations of BellSouth's Tariffs.

              8.2.2 If payment of account is not received by the bill day in the month after the original bill day, BellSouth may provide written notice to Essential.com, that additional applications for service will be refused and that any pending orders for service will not be completed if payment is not received by the fifteenth day following the date of the notice. In addition BellSouth may, at the same time, give thirty days notice to the person designated by Essential.com to receive notices of noncompliance, and discontinue the provision of existing services to Essential.com at any time thereafter.

              8.2.3 In the case of such discontinuance, all billed charges, as well as applicable termination charges, shall become due.

              8.2.4 If BellSouth does not discontinue the provision of the services involved on the date specified in the thirty days notice and Essential.com's noncompliance continues, nothing contained herein shall preclude BellSouth's right to discontinue the provision of the services to Essential.com without further notice.

              8.2.5 If payment is not received or arrangements made for payment by the date given in the written notification, Essential.com's services will be discontinued. Upon discontinuance of service on a Essential.com's account, service to Essential.com's end users will be denied. BellSouth will also reestablish service at the request of the end user or Essential.com upon payment of the appropriate connection fee and subject to BellSouth's normal application procedures. Essential.com is solely responsible for notifying the end user of the proposed disconnection of the service.

              8.2.6 If within fifteen days after an end user's service has been denied no contact has been made in reference to restoring service, the end user's service will be disconnected.

9.            LINE INFORMATION DATABASE (LIDB)

       9.1 BellSouth will store in its Line Information Database (LIDB) records relating to service only in the BellSouth region. The LIDB Storage Agreement is included in this Attachment as Exhibit C.

       9.2 BellSouth will provide LIDB Storage upon written request to Essential.com Account Manager stating requested activation date.

                                                                    Attachment 1
                                                                         Page 13

       10.    RAO HOSTING

              10.1 The RAO Hosting Agreement is included in this Attachment as Exhibit D. Rates for BellSouth's Centralized Message Distribution System (CMDS) are as set forth in Exhibit H of this Attachment.

              10.2 BellSouth will provide RAO Hosting upon written request to its Account Manager stating requested activation date.

       11.    Optional Daily Usage File (ODUF)

              11.1 The Optional Daily Usage File (ODUF) Agreement with terms and conditions is included in this Attachment as Exhibit E. Rates for ODUF are as set forth in Exhibit H of this Attachment.

              11.2 BellSouth will provide Optional Daily Usage File (ODUF) service upon written request to its Account Manager stating requested activation date.

       12.    ENHANCED OPTIONAL DAILY USAGE FILE (EODUF)

              12.1 The Enhanced Optional Daily Usage File (EODUF) service Agreement with terms and conditions is included in this Attachment as Exhibit F. Rates for EODUF are as set forth in Exhibit H of this Attachment.

              12.2 BellSouth will provide Enhanced Optional Daily Usage File (EODUF) service upon written request to its Account Manager stating requested activation date.

       13.    CALLING NAME DELIVERY (CNAM) DATABASE SERVICE

              13.1 Calling Name Delivery (CNAM) Database Service Agreement is included in this Attachment as Exhibit G. Rates for CNAM are as set forth in Exhibit H of this Attachment.

              13.2 BellSouth will provide Calling Name Delivery (CNAM) Database service upon written request to its Account Manager stating requested activation date.

                                                                    Attachment 1
                                                                         Page 14

                                                                       EXHIBIT A
                                                                          PAGE 1

                              APPLICABLE DISCOUNTS

          The telecommunications services available for purchase by Essential.com for the purposes of resale to Essential.com end users shall be available at the following discount off of the retail rate.


                                                  DISCOUNT*
----------------------------------------------------------------------------------------------------------
            STATE                     RESIDENCE                BUSINESS                  CSAs***
----------------------------------------------------------------------------------------------------------
           ALABAMA                      16.3%                    16.3%
----------------------------------------------------------------------------------------------------------
           FLORIDA                     21.83%                   16.81%
----------------------------------------------------------------------------------------------------------
           GEORGIA                      20.3%                    17.3%
----------------------------------------------------------------------------------------------------------
           KENTUCKY                    16.79%                   15.54%
----------------------------------------------------------------------------------------------------------
          LOUISIANA                    20.72%                   20.72%                    9.05%
----------------------------------------------------------------------------------------------------------
         MISSISSIPPI                   15.75%                   15.75%
----------------------------------------------------------------------------------------------------------
        NORTH CAROLINA                  21.5%                    17.6%
----------------------------------------------------------------------------------------------------------
        SOUTH CAROLINA                  14.8%                    14.8%                    8.98%
----------------------------------------------------------------------------------------------------------
          TENNESSEE"                     16%                      16%
----------------------------------------------------------------------------------------------------------

* When a CLEC provides Resale service in a cross boundary area (areas that are part of the local serving area of another state's exchange) the rates, regulations and discounts for the tariffing state will apply. Billing will be from the serving state.

** In Tennessee, if CLEC provides its own operator services and directory services, the discount shall be 21.56%. CLEC must provide written notification to BellSouth within 30 days prior to providing its own operator services and directory services to qualify for the higher discount rate of 21.56%.

*** Unless noted in this column, the discount for Business will be the applicable discount rate for CSAs.

                                                                    Attachment 1
                                                                         Page 15

                                                                       EXHIBIT A
                                                                          PAGE 2

                     OPERATIONAL SUPPORT SYSTEMS (OSS) RATES

BellSouth has developed and made available the following mechanized systems by which Essential.com may submit LSRs electronically.

        LENS          Local Exchange Navigation System
        EDI           Electronic Data Interface
        EDI-PC        Electronic Data Interface - Personal Computer
        TAG           Telecommunications Access Gateway

LSRs submitted by means of one of these interactive interfaces will incur an OSS electronic ordering charge as specified in the Table below. An individual LSR will be identified for billing purposes by its Purchase Order Number (PON). LSRs submitted by means other than one of these interactive interfaces (mail, fax, courier, etc.) will incur a manual order charge as specified in the table below:

---------------------------------------------------------------------------------------------------------------------
         OPERATIONAL                           ELECTRONIC                                   MANUAL
       SUPPORT SYSTEMS               PER LSR RECEIVED FROM THE CLEC             PER LSR RECEIVED FROM THE CLEC
         (OSS) RATES                 BY ONE OF THE OSS INTERACTIVE              BY MEANS OTHER THAN ONE OF THE
                                               INTERFACES                         OSS INTERACTIVE INTERFACES
---------------------------------------------------------------------------------------------------------------------
        OSS LSR CHARGE                           $3.50                                      $19.99
---------------------------------------------------------------------------------------------------------------------
             USOC                                SOMEC                                      SOMAN
---------------------------------------------------------------------------------------------------------------------

Note: In addition to the OSS charges, applicable discounted service order and related discounted charges apply per the tariff.

DENIAL/RESTORAL OSS CHARGE

In the event Essential.com provides a list of customers to be denied and restored, rather than an LSR, each location on the list will require a separate PON and, therefore will be billed as one LSR per location.

CANCELLATION OSS CHARGE

Essential.com will incur an OSS charge for an accepted LSR that is later canceled by Essential.com.

Note: Supplements or clarifications to a previously billed LSR will not incur another OSS charge.

THRESHOLD BILLING PLAN

The Parties agree that Essential.com will incur the mechanized rate for all LSRs, both mechanized and manual, if the percentage of mechanized LSRs to total LSRs meets or exceeds the threshold percentages shown below:


         Year                           Ratio: Mechanized/Total LSRs

         1999                                  70%
         2000                                  80%
         2001                                  90%

The threshold plan will be discontinued in 2002.

BellSouth will track the total LSR volume for each CLEC for each quarter. At the end of that time period, a Percent Electronic LSR calculation will be made for that quarter based on the LSR data tracked in the LCSC. If this

                                                                    Attachment 1
                                                                         Page 16

percentage exceeds the threshold volume, all of that CLECs' future manual LSRs will be billed at the mechanized LSR rate. To allow time for obtaining and analyzing the data and updating the billing system, this billing change will take place on the first day of the second month following the end of the quarter (e.g. May 1 for 1Q, Aug 1 for 2Q, etc.). There will be no adjustments to the amount billed for previously billed LSRs.

The Parties agree that any charges BellSouth is unable to bill on April 15, 1999 will be trued up on or about July 1, 1999.

                                                                    Attachment 1
                                                                         Page 17
                                                                       EXHIBIT B
                                                                     PAGE 1 OF 2


                           EXCLUSIONS AND LIMITATIONS
                        ON SERVICES AVAILABLE FOR RESALE
---------------------------------------------------------------------------------------------------------------------------------
                                             AL               FL               GA                 KY                   LA
          Type of                  ----------------------------------------------------------------------------------------------
          Service                  Resale?  Discount? Resale?  Discount? Resale? Discount?  Resale?  Discount?  Resale? Discount?
---------------------------------------------------------------------------------------------------------------------------------
 1  Grandfathered Services
    (Note 1)                        Yes      Yes      Yes       Yes       Yes      Yes       Yes       Yes      Yes      Yes
---------------------------------------------------------------------------------------------------------------------------------
 2  Contract Service Arrangements   Yes      Yes      Yes       Yes       Yes      Yes       Yes       Yes      Yes      Yes
---------------------------------------------------------------------------------------------------------------------------------
 3  Promotions - > 90 Days
    (Note 2)                        Yes      Yes      Yes       Yes       Yes      Yes       Yes       Yes      Yes      Yes
---------------------------------------------------------------------------------------------------------------------------------
 4  Promotions - < 90 Days
    (Note 2)                        Yes      No       Yes       No        Yes      No        No        No       Yes      No
---------------------------------------------------------------------------------------------------------------------------------
 5   Lifeline/Link Up Services      Yes      Yes      Yes       Yes       Yes      Yes     Note 4    Note 4     Yes      Yes
---------------------------------------------------------------------------------------------------------------------------------
 6   911 /E911 Services             Yes       Yes      Yes       Yes      Yes      Yes       Yes       Yes      No       No
---------------------------------------------------------------------------------------------------------------------------------
 7   N11 Services                   Yes       Yes      Yes       Yes      Yes      Yes       No        No       No       No
---------------------------------------------------------------------------------------------------------------------------------
 8   AdWatch-SM- Svc (See Note 6)   Yes       No       Yes       No       Yes      No       Yes        No       Yes      No
---------------------------------------------------------------------------------------------------------------------------------
 9   MemoryCall-Registered
     Trademark- Service             Yes       No       Yes       No       Yes      No       Yes        No       Yes      No
---------------------------------------------------------------------------------------------------------------------------------
10   Mobile Services                Yes       No       Yes       No       Yes      No       Yes        No       Yes      No
---------------------------------------------------------------------------------------------------------------------------------
11   Federal Subscriber Line
     Charges                        Yes       No       Yes       No       Yes      No       Yes       No       Yes       No
---------------------------------------------------------------------------------------------------------------------------------
12   Non-Recurring Charges          Yes       Yes      Yes       Yes      Yes      Yes       Yes      Yes      Yes       Yes
---------------------------------------------------------------------------------------------------------------------------------
13   End User Line Charge -
     Number Portability             Yes       No       Yes       No       Yes      No       Yes       No       Yes       No
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                         MS                NC                SC                  TN
                                   -----------------------------------------------------------------------------
        Type of                    -----------------------------------------------------------------------------
        Service                   Resale?  Discount? Resale?  Discount? Resale? Discount?  Resale?  Discount?
----------------------------------------------------------------------------------------------------------------
 1   Grandfathered Services
     (Note 1)                        Yes       Yes      Yes       Yes      Yes      Yes       Yes           Yes
----------------------------------------------------------------------------------------------------------------
 2   Contract Service Arrangements   Yes       Yes      Yes       Yes      Yes      Yes       Yes           Yes
----------------------------------------------------------------------------------------------------------------
 3   Promotions - > 90 Days
     (Note 2)                        Yes       Yes      Yes       Yes      Yes      Yes       Yes         Note 3
----------------------------------------------------------------------------------------------------------------
 4   Promotions - > 90 Days
     (Note 2)                        Yes       No       Yes       No       Yes       No       No            No
----------------------------------------------------------------------------------------------------------------
 5   Lifeline/Link Up Services       Yes       Yes      Yes       Yes      Yes      Yes       Yes         Note 4
----------------------------------------------------------------------------------------------------------------
 6   911 /E911 Services              Yes       Yes      Yes       Yes      Yes      Yes       Yes           Yes
----------------------------------------------------------------------------------------------------------------
 7   N11 Services                    No        No       No        No       Yes      Yes       Yes           Yes
----------------------------------------------------------------------------------------------------------------
 8   AdWatch-SM- Svc (See Note 6)    Yes       No       Yes       No       Yes      No        Yes           No
----------------------------------------------------------------------------------------------------------------
 9   MemoryCall-Registered
     Trademark- Service              Yes       No       Yes       No       Yes       No       Yes           No
----------------------------------------------------------------------------------------------------------------
 10  Mobile Services                 Yes       No       Yes       No       Yes       No       Yes           No
----------------------------------------------------------------------------------------------------------------
 11  Federal Subscriber Line
     Charges                         Yes       No       Yes       No       Yes       No       Yes           No
----------------------------------------------------------------------------------------------------------------
 12  Non-Recurring Charges           Yes       Yes      Yes       Yes      Yes      Yes       Yes           No
----------------------------------------------------------------------------------------------------------------
 13  End User Line Charge -
     Number Portability              Yes       No       Yes       No       Yes       No       Yes           No
----------------------------------------------------------------------------------------------------------------

APPLICABLE NOTES:

1 GRANDFATHERED SERVICES can be resold only to existing subscribers of the grandfathered service.

2 Where available for resale, PROMOTIONS will be made available only to end users who would have qualified for the promotion had it been provided by BellSouth directly.

3 In Tennessee, long-term PROMOTIONS (offered for more than ninety (90) days) may be obtained at one of the following rates:

              (a) the stated tariff rate, less the wholesale discount;

              (b) the promotional rate (the promotional rate offered by BellSouth will not be discounted further by the wholesale discount rate)

                                                                    Attachment 1
                                                                         Page 18
                                                                       EXHIBIT B
                                                                     PAGE 2 OF 2

4. LIFELINE/LINK UP services may be offered only to those subscribers who meet the criteria that BellSouth currently applies to subscribers of these services.

5 Some of BellSouth's local exchange and toll telecommunications services are not available in certain central offices and areas.

6 AdWatch-SM- Service is tariffed as BellSouth-Registered Trademark- AIN Virtual Number Call Detail Service.

                                                                    Attachment 1
                                                                         Page 19
                                                                       EXHIBIT C

                       LINE INFORMATION DATA BASE (LIDB)
                                STORAGE AGREEMENT

          I. SCOPE

          A. This Agreement sets forth the terms and conditions pursuant to which BST agrees to store in its LIDB certain information at the request of the Local Exchange Company and pursuant to which BST, its LIDB customers and Local Exchange Carrier shall have access to such information. Local Exchange Carrier understands that BST provides access to information in its LIDB to various telecommunications service providers pursuant to applicable tariffs and agrees that information stored at the request of Local Exchange Carrier, pursuant to this Agreement, shall be available to those telecommunications service providers. The terms and conditions contained in the attached Addendum(s) are hereby made a part of this Agreement as if fully incorporated herein.

          B. LIDB is accessed for the following purposes:

              1.     Billed Number Screening

              2.     Calling Card Validation

              3.     Fraud Control

          C. BST will provide seven days per week, 24-hours per day, fraud monitoring on Calling Cards, bill-to-third and collect calls made to numbers in BST's LIDB, provided that such information is included in the LIDB query. BST will establish fraud alert thresholds and will notify the Local Exchange Company of fraud alerts so that the Local Exchange Company may take action it deems appropriate. Local Exchange Company understands and agrees BST will administer all data stored in the LIDB, including the data provided by Local Exchange Company pursuant to this Agreement, in the same manner as BST's data for BST's end user customers. BST shall not be responsible to Local Exchange Company for any lost revenue which may result from BST's administration of the LIDB pursuant to its established practices and procedures as they exist and as they may be changed by BST in its sole discretion from time to time.

                                                                    Attachment 1
                                                                         Page 20
                                                                       EXHIBIT C

          Local Exchange Company understands that BST currently has in effect numerous billing and collection agreements with various interexchange carriers and billing clearing houses. Local Exchange Company further understands that these billing and collection customers of BST query BST's LIDB to determine whether to accept various billing options from end users. Additionally, Local Exchange Company understands that presently BST has no method to differentiate between BST's own billing and line data in the LIDB and such data which it includes in the LIDB on Local Exchange Company's behalf pursuant to this Agreement. Therefore, until such time as BST can and does implement in its LIDB and its supporting systems the means to differentiate Local Exchange Company's data from BST's data and the parties to this Agreement execute appropriate amendments hereto, the following terms and conditions shall apply:

          (a) The Local Exchange Company agrees that it will accept responsibility for telecommunications services billed by BST for its billing and collection customers for Local Exchange Customer's end user accounts which are resident in LIDB pursuant to this Agreement. Local Exchange Company authorizes BST to place such charges on Local Exchange Company's bill from BST and agrees that it shall pay all such charges. Charges for which Local Exchange Company hereby takes responsibility include, but are not limited to, collect and third number calls.

          (b) Charges for such services shall appear on a separate BST bill page identified with the name of the entity for which BST is billing the charge.

          (c) Local Exchange Company shall have the responsibility to render a billing statement to its end users for these charges, but Local Exchange Company's obligation to pay BST for the charges billed shall be independent of whether Local Exchange Company is able or not to collect from the Local Exchange Company's end users.

          (d) BST shall not become involved in any disputes between Local Exchange Company and the entities for which BST performs billing and collection. BellSouth will not issue adjustments for charges billed on behalf of an entity to Local Exchange Company. It

                                                                    Attachment 1
                                                                         Page 21
                                                                       EXHIBIT C

shall be the responsibility of the Local Exchange Company and the other entity to negotiate and arrange for any appropriate adjustments.

II. TERM

          This Agreement will be effective as of _____________ 199__, and will continue in effect for one year, and thereafter may be continued until terminated by either party upon thirty (30) days written notice to the other party.

III. FEES FOR SERVICE AND TAXES

          A. The Local Exchange Company will not be charged a fee for storage services provided by BST to the Local Exchange Company, as described in Section I of this Agreement.

          B. Sales, use and all other taxes (excluding taxes on BST's income) determined by BST or any taxing authority to be due to any federal, state or local taxing jurisdiction with respect to the provision of the service set forth herein will be paid by the Local Exchange Company. The Local Exchange Company shall have the right to have BST contest with the imposing jurisdiction, at the Local Exchange Company's expense, any such taxes that the Local Exchange Company deems are improperly levied.

IV. INDEMNIFICATION

          To the extent not prohibited by law, each party will indemnify the other and hold the other harmless against any loss, cost, claim, injury, or liability relating to or arising out of negligence or willful misconduct by the indemnifying party or its agents or contractors in connection with the indemnifying party's provision of services, provided, however, that any indemnity for any loss, cost, claim, injury or liability arising out of or relating to errors or omissions in the provision of services under this Agreement shall be limited as otherwise specified in this Agreement. The indemnifying party under this Section agrees to defend any suit brought against the other party for any such loss, cost, claim, injury or liability. The indemnified party agrees to notify the other party promptly, in writing, of any written claims, lawsuits, or demands for which the other party is responsible under this Section and to cooperate in every reasonable way to facilitate defense or settlement of

                                                                    Attachment 1
                                                                         Page 22
                                                                       EXHIBIT C

claims. The indemnifying party shall not be liable under this Section for settlement by the indemnified party of any claim, lawsuit, or demand unless the defense of the claim, lawsuit, or demand has been tendered to it in writing and the indemnifying party has unreasonably failed to assume such defense.

V. LIMITATION OF LIABILITY

          Neither party shall be liable to the other party for any lost profits or revenues or for any indirect, incidental or consequential damages incurred by the other party arising from this Agreement or the services performed or not performed hereunder, regardless of the cause of such loss or damage.

VI. MISCELLANEOUS

          A. It is understood and agreed to by the parties that BST may provide similar services to other companies.

          B. All terms, conditions and operations under this Agreement shall be performed in accordance with, and subject to, all applicable local, state or federal legal and regulatory tariffs, rulings, and other requirements of the federal courts, the U. S. Department of Justice and state and federal regulatory agencies. Nothing in this Agreement shall be construed to cause either party to violate any such legal or regulatory requirement and either party's obligation to perform shall be subject to all such requirements.

          C. The Local Exchange Company agrees to submit to BST all advertising, sales promotion, press releases, and other publicity matters relating to this Agreement wherein BST's corporate or trade names, logos, trademarks or service marks or those of BST's affiliated companies are mentioned or language from which the connection of said names or trademarks therewith may be inferred or implied; and the Local Exchange Company further agrees not to publish or use advertising, sales promotions, press releases, or publicity matters without BST's prior written approval.

          D. This Agreement constitutes the entire agreement between the Local Exchange Company and BST which supersedes all prior agreements or contracts, oral or written representations, statements, negotiations, understandings, proposals and undertakings with respect to the subject matter hereof.

          E. Except as expressly provided in this Agreement, if any part of this Agreement is held or

                                                                    Attachment 1
                                                                         Page 23
                                                                       EXHIBIT C

construed to be invalid or unenforceable, the validity of any other Section of this Agreement shall remain in full force and effect to the extent permissible or appropriate in furtherance of the intent of this Agreement.

          F. Neither party shall be held liable for any delay or failure in performance of any part of this Agreement for any cause beyond its control and without its fault or negligence, such as acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers.

          G. This Agreement shall be deemed to be a contract made under the laws of the State of Georgia, and the construction, interpretation and performance of this Agreement and all transactions hereunder shall be governed by the domestic law of such State.

                                 RESALE ADDENDUM
                      TO LINE INFORMATION DATA BASE (LIDB)
                                STORAGE AGREEMENT

          This is a Resale Addendum to the Line Information Data Base Storage Agreement dated __________________199__, between BellSouth Telecommunications, Inc. ("BST"), and Local Exchange Company ("Local Exchange Company"), effective the ______ day of _________, 199__.

I. GENERAL

          This Addendum sets forth the terms and conditions for Local Exchange Company's provision of billing number information to BST for inclusion in BST's LIDB. BST will store in its LIDB the billing number information provided by Local Exchange Company, and BST will provide responses to on-line, call-by-call queries to this information for purposes specified in Section I.B. of the Agreement.

                                                                    Attachment 1
                                                                         Page 24
                                                                       EXHIBIT C

II. DEFINITIONS

          A. Billing number - a number used by BST for the purpose of identifying an account liable for charges. This number may be a line or a special billing number.

          B. Line number - a ten digit number assigned by BST that identifies a telephone line associated with a resold local exchange service, or with a SPNP arrangement.

          C. Special billing number - a ten digit number that identifies a billing account established by BST in connection with a resold local exchange service or with a SPNP arrangement.

          D. Calling Card number - a billing number plus PIN number assigned by BST.

          E. PIN number - a four digit security code assigned by BST which is added to a billing number to compose a fourteen digit calling card number.

          F. Toll billing exception indicator - associated with a billing number to indicate that it is considered invalid for billing of collect calls or third number calls or both, by the Local Exchange Company.

          G. Billed Number Screening - refers to the activity of determining whether a toll billing exception indicator is present for a particular billing number.

          H. Calling Card Validation - refers to the activity of determining whether a particular calling card number exists as stated or otherwise provided by a caller.

          I. Billing number information - information about billing number or Calling Card number as assigned by BST and toll billing exception indicator provided to BST by the Local Exchange Company.

III. RESPONSIBILITIES OF PARTIES

          A. BST will include billing number information associated with resold exchange lines or SPNP arrangements in its LIDB. The Local Exchange Company will request any toll billing exceptions via the Local Service Request (LSR) form used to order resold exchange lines, or the SPNP service request form used to order SPNP arrangements.

          B. Under normal operating conditions, BST shall include the billing number information in its LIDB upon completion of the service order establishing either the resold local exchange service or the SPNP

                                                                    Attachment 1
                                                                         Page 25
                                                                       EXHIBIT C

arrangement, provided that BST shall not be held responsible for any delay or failure in performance to the extent such delay or failure is caused by circumstances or conditions beyond BST's reasonable control. BST will store in its LIDB an unlimited volume of the working telephone numbers associated with either the resold local exchange lines or the SPNP arrangements. For resold local exchange lines or for SPNP arrangements, BST will issue line-based calling cards only in the name of Local Exchange Company. BST will not issue line based calling cards in the name of Local Exchange Company's individual end users. In the event that Local Exchange Company wants to include calling card numbers assigned by the Local Exchange Company in the BST LIDB, a separate agreement is required.

     C. BST will provide responses to on-line, call-by-call queries to the stored information for the specific purposes listed in the next paragraph.

     D. BST is authorized to use the billing number information to perform the following functions for authorized users on an on-line basis:

          1 . Validate a 14 digit Calling Card number where the first 10 digits are a line number or special billing number assigned by BST, and where the last four digits (PIN) are a security code assigned by BST.

          2. Determine whether the Local Exchange Company has identified the billing number as one which should not be billed for collect or third number calls, or both.

                                                                    Attachment 1
                                                                         Page 26
                                                                       EXHIBIT D

                                   RAO HOSTING

1 RAO Hosting, Calling Card and Third Number Settlement System (CATS) and Non-Intercompany Settlement System (NICS) services provided to Essential.com by BellSouth will be in accordance with the methods and practices regularly adopted and applied by BellSouth to its own operations during the term of this Agreement, including such revisions as may be made from time to time by BellSouth.

2 Essential.com shall furnish all relevant information required by BellSouth for the provision of RAO Hosting, CATS and NICS.

3 Applicable compensation amounts will be billed by BellSouth to Essential.com on a monthly basis in arrears. Amounts due from one Party to the other (excluding adjustments) are payable within thirty (30) days of receipt of the billing statement.

4 Essential.com must have its own unique RAO code. Requests for establishment of RAO status where BellSouth is the selected Centralized Message Distribution System (CMDS) interfacing host, require written notification from Essential.com to the BellSouth RAO Hosting coordinator at least eight (8) weeks prior to the proposed effective date. The proposed effective date will be mutually agreed upon between the Parties with consideration given to time necessary for the completion of required Telcordia (formerly BellCore) functions. BellSouth will request the assignment of an RAO code from its connecting contractor, currently Telcordia (formerly BellCore), on behalf of Essential.com and will coordinate all associated conversion activities.

5 BellSouth will receive messages from Essential.com that are to be processed by BellSouth, another LEC or CLEC in the BellSouth region or a LEC outside the BellSouth region.

6 BellSouth will perform invoice sequence checking, standard EMI format editing, and balancing of message data with the EMI trailer record counts on all data received from Essential.com.

7 All data received from Essential.com that is to be processed or billed by another LEC or CLEC within the BellSouth region will be distributed to that LEC or CLEC in accordance with the agreement(s) which may be in effect between BellSouth and the involved LEC or CLEC.

8 All data received from Essential.com that is to be placed on the CMDS network for distribution outside the BellSouth region will be handled in accordance with the agreement(s) which may be in effect between BellSouth and its connecting contractor (currently Telcordia (formerly BellCore)).

9 BellSouth will receive messages from the CMDS network that are destined to be processed by Essential.com and will forward them to Essential.com on a daily basis.

10 Transmission of message data between BellSouth and Essential.com will be via CONNECT:Direct.

11. All messages and related data exchanged between BellSouth and Essential.com will be formatted in accordance with accepted industry standards for EMI formatted records and packed between appropriate EMI header and trailer records, also in accordance with accepted industry standards.

12 Essential.com will ensure that the recorded message detail necessary to recreate files provided to Bellsouth will be maintained for back-up purposes for a period of three (3) calendar months beyond the related message dates.

                                                                    Attachment 1
                                                                         Page 27
                                                                       EXHIBIT D

13 Should it become necessary for Essential.com to send data to BellSouth more than sixty (60) days past the message date(s), Essential.com will notify BellSouth in advance of the transmission of the data. If there will be impacts outside the BellSouth region, BellSouth will work with its connecting contractor and Essential.com to notify all affected Parties.

14 In the event that data to be exchanged between the two Parties should become lost or destroyed, both Parties will work together to determine the source of the problem. Once the cause of the problem has been jointly determined and the responsible Party (BellSouth or Essential.com) identified and agreed to, the company responsible for creating the data (BellSouth or Essential.com) will make every effort to have the affected data restored and retransmitted. If the data cannot be retrieved, the responsible Party will be liable to the other Party for any resulting lost revenue. Lost revenue may be a combination of revenues that could not be billed to the end users and associated access revenues. Both Parties will work together to estimate the revenue amount based upon historical data through a method mutually agreed upon. The resulting estimated revenue loss will be paid by the responsible Party to the other Party within three (3) calendar months of the date of problem resolution, or as mutually agreed upon by the Parties.

15 Should an error be detected by the EMI format edits performed by BellSouth on data received from Essential.com, the entire pack containing the affected data will not be processed by BellSouth. BellSouth will notify Essential.com of the error condition. Essential.com will correct the error(s) and will resend the entire pack to BellSouth for processing. In the event that an out-of-sequence condition occurs on subsequent packs, Essential.com will resend these packs to BellSouth after the pack containing the error has been successfully reprocessed by BellSouth.

16 In association with message distribution service, BellSouth will provide Essential.com with associated intercompany settlements reports (CATS and NICS) as appropriate.

17 In no case shall either Party be liable to the other for any direct or consequential damages incurred as a result of the obligations set out in this agreement.

18     RAO COMPENSATION

18.1 Rates for message distribution service provided by BellSouth for Essential.com are as set forth in Exhibit A to this Attachment.

18.2 Rates for data transmission associated with message distribution service are as set forth in Exhibit A to this Attachment.

18.3 Data circuits (private line or dial-up) will be required between BellSouth and Essential.com for the purpose of data transmission. Where a dedicated line is required, Essential.com will be responsible for ordering the circuit, overseeing its installation and coordinating the installation with BellSouth. Essential.com will also be responsible for any charges associated with this line. Equipment required on the BellSouth end to attach the line to the mainframe computer and to transmit successfully ongoing will be negotiated on a case by case basis. Where a dial-up facility is required, dial circuits will be installed in the BellSouth data center by BellSouth and the associated charges assessed to Essential.com. Additionally, all message toll charges associated with the use of the dial circuit by Essential.com will be the responsibility of Essential.com. Associated equipment on the BellSouth end, including a modem, will be negotiated on a case by case basis between the Parties.

                                                                    Attachment 1
                                                                         Page 28
                                                                       EXHIBIT D

18.4 All equipment, including modems and software, that is required on the Essential.com end for the purpose of data transmission will be the responsibility of Essential.com.

19     INTERCOMPANY SETTLEMENTS MESSAGES

19.1 This Section addresses the settlement of revenues associated with traffic originated from or billed by Essential.com as a facilities based provider of local exchange telecommunications services outside the BellSouth region. Only traffic that originates in one Bell operating territory and bills in another Bell operating territory is included. Traffic that originates and bills within the same Bell operating territory will be settled on a local basis between Essential.com and the involved company(ies), unless that company is participating in NICS.

19.2 Both traffic that originates outside the BellSouth region by Essential.com and is billed within the BellSouth region, and traffic that originates within the BellSouth region and is billed outside the BellSouth region by Essential.com, is covered by this Agreement (CATS). Also covered is traffic that either is originated by or billed by Essential.com, involves a company other than Essential.com, qualifies for inclusion in the CATS settlement, and is not originated or billed within the BellSouth region (NICS).

19.3 Once Essential.com is operating within the BellSouth territory, revenues associated with calls originated and billed within the BellSouth region will be settled via Telcordia (formerly BellCore)'s, its successor or assign, NICS system.

19.4 BellSouth will receive the monthly NICS reports from Telcordia (formerly BellCore), its successor or assign, on behalf of Essential.com. BellSouth will distribute copies of these reports to Essential.com on a monthly basis.

19.5 BellSouth will receive the monthly Calling Card and Third Number Settlement System (CATS) reports from Telcordia (formerly BellCore), its successor or assign, on behalf of Essential.com. BellSouth will distribute copies of these reports to Essential.com on a monthly basis.

19.6 BellSouth will collect the revenue earned by Essential.com from the Bell operating company in whose territory the messages are billed (CATS), less a per message billing and collection fee of five cents ($0.05), on behalf of Essential.com. BellSouth will remit the revenue billed by Essential.com to the Bell operating company in whose territory the messages originated, less a per message billing and collection fee of five cents ($0.05), on behalf on Essential.com. These two amounts will be netted together by BellSouth and the resulting charge or credit issued to Essential.com via a monthly Carrier Access Billing System (CABS) miscellaneous bill.

19.7 BellSouth will collect the revenue earned by Essential.com within the BellSouth territory from another CLEC also within the BellSouth territory
       (NICS) where the messages are billed, less a per message billing and collection fee of five cents ($0.05), on behalf of Essential.com. Bellsouth will remit the revenue billed by Essential.com within the BellSouth region to the CLEC also within the Bellsouth region, where the messages originated, less a per message billing and collection fee of five cents ($0.05). These two amounts will be netted together by BellSouth and the resulting charge or credit issued to Essential.com via a monthly Carrier Access Billing System (CABS) miscellaneous bill.

       BellSouth and Essential.com agree that monthly netted amounts of less than fifty dollars ($50.00) will not be settled.

                                                                    Attachment 1
                                                                         Page 29
                                                                       EXHIBIT E

                           OPTIONAL DAILY USAGE FILE

1 Upon written request from Essential.com, BellSouth will provide the Optional Daily Usage File (ODUF) service to Essential.com pursuant to the terms and conditions set forth in this section.

2 The Essential.com shall furnish all relevant information required by BellSouth for the provision of the Optional Daily Usage File.

3 The Optional Daily Usage Feed will contain billable messages that were carried over the BellSouth Network and processed in the BellSouth Billing System, but billed to a Essential.com customer. Charges for delivery of the Optional Daily Usage File will appear on the Essential.coms' monthly bills. The charges are as set forth in Exhibit A to this Attachment.

4 The Optional Daily Usage Feed will contain both rated and unrated messages. All messages will be in the standard Alliance for Telecommunications Industry Solutions (ATIS) EMI record format.

5 Messages that error in the billing system of the Essential.com, will be the responsibility of the Essential.com. If, however, the Essential.com should encounter significant volumes of errored messages that prevent processing by the Essential.com within its systems, BellSouth will work with the Essential.com to determine the source of the errors and the appropriate resolution.

6      The following specifications shall apply to the Optional Daily Usage
       Feed.

6.1    USAGE TO BE TRANSMITTED

6.1.1  The following messages recorded by BellSouth will be transmitted to the
       Essential.com:

              - message recording for per use/per activation type services (examples: Three Way Calling, Verify, Interrupt, Call Return, ETC.)

              -  measured billable Local

              -  Directory Assistance messages

              -  intraLATA Toll

              -  WATS & 800 Service

              -  N11

              -  Information Service Provider Messages

              -  Operator Services Messages

              -  Operator Services Message Attempted Calls (UNE only)

              -  Credit/Cancel Records

              -  Usage for Voice Mail Message Service

                                                                    Attachment 1
                                                                         Page 30
                                                                       EXHIBIT E

6.1.2 Rated Incollects (originated in BellSouth and from other companies) can also be on Optional Daily Usage File. Rated Incollects will be intermingled with BellSouth recorded rated and unrated usage. Rated Incollects will not be packed separately.

6.1.3 BellSouth will perform duplicate record checks on records processed to Optional Daily Usage File. Any duplicate messages detected will be deleted and not sent to Essential.com.

6.1.4 In the event that Essential.com detects a duplicate on Optional Daily Usage File they receive from BellSouth, Essential.com will drop the duplicate message (Essential.com will not return the duplicate to BellSouth).

6.2    PHYSICAL FILE CHARACTERISTICS

6.2.1 The Optional Daily Usage File will be distributed to Essential.com via an agreed medium with CONNECT:Direct being the preferred transport method. The Daily Usage Feed will be a variable block format (2476) with an LRECL of 2472. The data on the Daily Usage Feed will be in a non-compacted EMI format (175 byte format plus modules). It will be created on a daily basis (Monday through Friday except holidays). Details such as dataset name and delivery schedule will be addressed during negotiations of the distribution medium. There will be a maximum of one dataset per workday per OCN.

6.2.2 Data circuits (private line or dial-up) may be required between BellSouth and Essential.com for the purpose of data transmission. Where a dedicated line is required, Essential.com will be responsible for ordering the circuit, overseeing its installation and coordinating the installation with BellSouth. Essential.com will also be responsible for any charges associated with this line. Equipment required on the BellSouth end to attach the line to the mainframe computer and to transmit successfully ongoing will be negotiated on a case by case basis. Where a dial-up facility is required, dial circuits will be installed in the BellSouth data center by BellSouth and the associated charges assessed to Essential.com. Additionally, all message toll charges associated with the use of the dial circuit by Essential.com. will be the responsibility of Essential.com. Associated equipment on the BellSouth end, including a modem, will be negotiated on a case by case basis between the parties. All equipment, including modems and software, that is required on Essential.com end for the purpose of data transmission will be the responsibility of Essential.com.

6.3    PACKING SPECIFICATIONS

6.3.1 A pack will contain a minimum of one message record or a maximum of 99,999 message records plus a pack header record and a pack trailer record. One transmission can contain a maximum of 99 packs and a minimum of one pack.

6.3.2 The OCN, From RAO, and Invoice Number will control the invoice sequencing. The From RAO will be used to identify to Essential.com which BellSouth RAO that is sending the message. BellSouth and Essential.com will use the invoice sequencing to control data exchange. BellSouth will be notified of sequence failures identified by Essential.com. and resend the data as appropriate.

       THE DATA WILL BE PACKED USING ATIS EMI RECORDS.

6.4    PACK REJECTION

6.4.1 Essential.com will notify BellSouth within one business day of rejected packs (via the mutually agreed medium). Packs could be rejected because of pack sequencing discrepancies or a critical edit failure on the Pack Header or Pack Trailer records (i.e. out-of-balance condition on grand totals, invalid data populated). Standard ATIS EMI Error Codes will be used. Essential.com will not be required to return the actual

                                                                    Attachment I
                                                                         Page 31
                                                                       EXHIBIT E

       rejected data to BellSouth. Rejected packs will be corrected and retransmitted to Essential.com by BellSouth.

6.5    Control Data

       Essential.com will send one confirmation record per pack that is received from BellSouth. This confirmation record will indicate Essential.com received the pack and the acceptance or rejection of the pack. Pack Status Code(s) will be populated using standard ATIS EMI error codes for packs that were rejected by Essential.com for reasons stated in the above section.

6.6    TESTING

6.6.1 Upon request from Essential.com, BellSouth shall send test files to Essential.com for the Optional Daily Usage File. The parties agree to review and discuss the file's content and/or format. For testing of usage results, BellSouth shall request that Essential.com set up a production
       (LIVE) file. The live test may consist of Essential.com's employees making test calls for the types of services Essential.com requests on the Optional Daily Usage File. These test calls are logged by Essential.com, and the logs are provided to BellSouth. These logs will be used to verify the files. Testing will be completed within 30 calendar days from the date on which the initial test file was sent.

                                                                    ATTACHMENT I
                                                                         PAGE 32
                                                                       EXHIBIT F

                        ENHANCED OPTIONAL DAILY USAGE FILE

1 Upon written request from Essential.com, BellSouth will provide the Enhanced Optional Daily Usage File (EODUF) service to Essential.com pursuant to the terms and conditions set forth in this section. EODUF will only be sent to existing ODUF subscribers who request the EODUF option.

2 The Essential.com shall furnish all relevant information required by BellSouth for the provision of the Enhanced Optional Daily Usage File.

3 The Enhanced Optional Daily Usage File (EODUF) will provide usage data for local calls originating from resold Flat Rate Business and Residential Lines. Charges for delivery of the Enhanced Optional Daily Usage File will appear on the Essential.coms' monthly bills. The charges are as set forth in Exhibit A to this Attachment.

4 All messages will be in the standard Alliance for Telecommunications Industry Solutions (ATIS) EMI record format.

5 Messages that error in the billing system of the Essential.com will be the responsibility of the Essential.com. If, however, the Essential.com should encounter significant volumes of errored messages that prevent processing by the Essential.com within its systems, BellSouth will work with the Essential.com to determine the source of the errors and the appropriate resolution.

6      The following specifications shall apply to the Optional Daily Usage
       Feed.

6.1    USAGE TO BE TRANSMITTED

6.1.1  The following messages recorded by BellSouth will be transmitted to
       Essential.com:

       Customer usage data for flat rated local call originating from CLEC end user lines (1FB or 1FR). The EODUF record for flat rate messages will include:

            Date of Call
            From Number
            To Number
            Connect Time
            Conversation Time
            Method of Recording
            From RAO
            Rate Class
            Message Type
            Billing Indicators
            Bill to Number

6.1.2 BellSouth will perform duplicate record checks on EODUF records processed to Optional Daily Usage File. Any duplicate messages detected will be deleted and not sent to Essential.com.

                                                                    Attachment 1
                                                                         Page 33
                                                                       EXHIBIT F

6.1.3 In the event that Essential.com detects a duplicate on Enhanced Optional Daily Usage File they receive from BellSouth, Essential.com will drop the duplicate message (Essential.com will not return the duplicate to BellSouth).

6.2    PHYSICAL FILE CHARACTERISTICS

6.2.1 The Enhanced Optional Daily Usage Feed will be distributed to Essential.com over their existing Optional Daily Usage File (ODUF) feed. The EODUF messages will be intermingled among Essential.com's Optional Daily Usage File (ODUF) messages. The EODUF will be a variable block format (2476) with an LRECL of 2472. The data on the EODUF will be in a non-compacted EMI format (175 byte format plus modules). It will be created on a daily basis (Monday through Friday except holidays).

6.2.2 Data circuits (private line or dial-up) may be required between BellSouth and Essential.com for the purpose of data transmission. Where a dedicated line is required, Essential.com will be responsible for ordering the circuit, overseeing its installation and coordinating the installation with BellSouth. Essential.com will also be responsible for any charges associated with this line. Equipment required on the BellSouth end to attach the line to the mainframe computer and to transmit successfully ongoing will be negotiated on a case by case basis. Where a dial-up facility is required, dial circuits will be installed in the BellSouth data center by BellSouth and the associated charges assessed to Essential.com. Additionally, all message toll charges associated with the use of the dial circuit by Essential.com. will be the responsibility of Essential.com. Associated equipment on the BellSouth end, including a modem, will be negotiated on a case by case basis between the parties. All equipment, including modems and software, that is required on Essential.com. end for the purpose of data transmission will be the responsibility of Essential.com.

6.3    PACKING SPECIFICATIONS

6.3.1 A pack will contain a minimum of one message record or a maximum of 99,999 message records plus a pack header record and a pack trailer record. One transmission can contain a maximum of 99 packs and a minimum of one pack.

6.3.2 The Operating Company Number (OCN), From Revenue Accounting Office (RAO), and Invoice Number will control the invoice sequencing. The From RAO will be used to identify to Essential.com which BellSouth RAO that is sending the message. BellSouth and Essential.com will use the invoice sequencing to control data exchange. BellSouth will be notified of sequence failures identified by Essential.com and resound the data as appropriate.

       THE DATA WILL BE PACKED USING ATIS EMI RECORDS.

                                                                    Attachment 1
                                                                         Page 34
                                                                       EXHIBIT G

                 CALLING NAME DELIVERY (CNAM) DATABASE SERVICES

1.00 DEFINITIONS

For the purpose of this Attachment, the following terms shall be defined as:

CALLING NAME DELIVERY DATABASE SERVICE (CNAM) - The ability to associate a name with the calling party number, allowing the end user subscriber (to which a call is being terminated) to view the calling party's name before the call is answered. This service also provides Essential.com the opportunity to load and store its subscriber names in the BellSouth CNAM SCPs.

CALLING PARTY NUMBER (CPN) - The number of the calling party that is delivered to the terminating switch using common channel signaling system 7 (CCS7) technology, and that is contained in the Initial Address Message (IAM) portion of the CCS7 call setup.

COMMON CHANNEL SIGNALING SYSTEM 7 (CCS7) - A network signaling technology in which all signaling information between two or more nodes is transmitted over high-speed data links, rather than over voice circuits.

SERVICE CONTROL POINTs (SCPs) - The real-time data base systems that contain the names to be provided in response to queries received from CNAM SSPs.

SERVICE MANAGEMENT SYSTEM (SMS) - The main operations support system of CNAM DATABASE SERVICE. CNAM records are loaded into the SMS, which in turn downloads into the CNAM SCP.

SERVICE SWITCHING POINTs (SSPs) - Features of computerized switches in the telephone network that determine that a terminating line has subscribed to CNAM service, and then communicate with CNAM SCPs in order to provide the name associated with the calling party number.

SUBSYSTEM NUMBER (SSN) - The address used in the Signaling Connection Control Part (SCCP) layer of the SS7 protocol to designate an application at an end signaling point. A SSN for CNAM at the end office designates the CNAM application within the end office. BellSouth uses the CNAM SSN of 232.

ATTACHMENT

2.01 This Attachment contains the terms and conditions where BellSouth will provide to the Essential.com access to the BellSouth CNAM SCP for query or record storage purposes.

2.02 Essential.com shall submit to BellSouth a notice of its intent to access and utilize BellSouth CNAM Database Services pursuant to the terms and conditions of this Attachment. Said notice shall be in writing, no less than 60 days prior to Essential.com's access to BellSouth's CNAM Database Services and shall be addressed to Essential.com's Account Manager.

3.00   PHYSICAL CONNECTION AND COMPENSATION

3.01 BellSouth's provision of CNAM Database Services to Essential.com. requires interconnection from Essential.com Essential.com to BellSouth CNAM Service Control Points (SCPs). Such interconnections shall be established pursuant to Attachment 3 of this Agreement. The appropriate charge for access to and use of the BellSouth CNAM Database service shall be as set forth in this Attachment.

3.02 In order to formulate a CNAM query to be sent to the BellSouth CNAM SCP, Essential.com Essential.com shall provide its own CNAM SSP. Essential.com's Essential.com CNAM SSPs must be compliant with TR-NWT-001188, "CLASS Calling Name Delivery Generic Requirements".

                                                                    Attachment 1
                                                                         Page 35
                                                                       EXHIBIT G

3.03 If Essential.com elects to access the BellSouth CNAM SCP via a third party CCS7 transport provider, the third party CCS7 provider shall interconnect with the BellSouth CCS7 network according to BellSouth's Common Channel Signaling Interconnection Guidelines and Telcordia (formerly BellCore)'s CCS Network Interface Specification document, TR-TSV-000905. In addition, the third party provider shall establish CCS7 interconnection at the BellSouth Local Signal Transfer Points (LSTPs) serving the BellSouth CNAM SCPs that Essential.com desires to query.

3.04 OUT-OF-REGION CUSTOMERS. If the customer queries the BellSouth CNAM SCP via a third party national SS7 transport provider, the third party SS7 provider shall interconnect with the BellSouth CCS7 network according to BellSouth's Common Channel Signaling Interconnection Guidelines and Bellcore's CCS Network Interface Specification document, TR-TSV-000905. In addition, the third party provider shall establish SS7 interconnection at one or more of the BellSouth Gateway Signal Transfer Points (STPs). The payment of all costs associated with the transport of SS7 signals via a third party will be established by mutual agreement of the parties and writing shall, by this reference become an integral part of this Agreement.

4.00   CNAM RECORD INITIAL LOAD AND UPDATES

4.01 The mechanism to be used by Essential.com for initial CNAM record load and/or updates shall be determined by mutual agreement. The initial load and all updates shall be provided by Essential.com in the BellSouth specified format and shall contain records for every working telephone number that can originate phone calls. It is the responsibility of Essential.com to provide accurate information to BellSouth on a current basis.

4.02 Updates to the SMS shall occur no less than once a week, reflect service order activity affecting either name or telephone number, and involve only record additions, deletions or changes.

4.03 Essential.com CNAM records provided for storage in the BellSouth CNAM SCP shall be available, on a SCP query basis only, to all parties querying the BellSouth CNAM SCP. Further, CNAM service shall be provided by each party consistent with state and/or federal regulation.

                                                                    Attachment 1
                                                                       Exhibit H
                                                                  Rates - Page 1


                             BELLSOUTH/CLEC-1 RATES
                              ODUF/EDOUF/CMDS/CNAM

The rates contained within this Exhibit were negotiated as a whole within the negotiations of the terms and conditions contained within the Attachment and each rate, term and condition is interdependent upon the other rates, terms and conditions within this Attachment.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                           RATES BY STATE
-----------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                             USOC       AL          FL         GA           KY
-----------------------------------------------------------------------------------------------------------------------------
ODUF/EODUF/CMDS
-----------------------------------------------------------------------------------------------------------------------------
ODUF: RECORDING, PER MESSAGE                                            N/A     $0.0002      $0.008      $0.008    $0.0008611
-----------------------------------------------------------------------------------------------------------------------------
ODUF: MESSAGE PROCESSING, PER MESSAGE                                   N/A     $0.0033      $0.004      $0.004    $0.0032357
-----------------------------------------------------------------------------------------------------------------------------
EODUF: MESSAGE PROCESSING, PER MESSAGE                                  N/A      $0.004      $0.004      $0.004      $0.004
-----------------------------------------------------------------------------------------------------------------------------

CMDS: MESSAGE PROCESSING, PER MESSAGE                                   N/A      $0.004      $0.004      $0.004      $0.004
-----------------------------------------------------------------------------------------------------------------------------
ODUF: MESSAGE PROCESSING, PER MAGNETIC TAPE PROVISIONED                 N/A      $55.19      $54.95      $54.95      $55.68
-----------------------------------------------------------------------------------------------------------------------------
EODUF: MESSAGE PROCESSING, PER MAGNETIC TAPE PROVISIONED                N/A      $47.30      $47.30      $47.30      $47.30
-----------------------------------------------------------------------------------------------------------------------------
ODUF: DATA TRANSMISSION (CONNECT:DIRECT), PER MESSAGE                   N/A     $0.00004     $0.001      $0.001    $0.0000365
-----------------------------------------------------------------------------------------------------------------------------
EODUF: DATA TRANSMISSION (CONNECT:DIRECT), PER MESSAGE                  N/A    $0.0000364  $0.0000364  $0.0000364  $0.0000364
-----------------------------------------------------------------------------------------------------------------------------
CMDS: DATA TRANSMISSION (CONNECT:DIRECT), PER MESSAGE                   N/A      $0.001      $0.001      $0.001      $0.001
-----------------------------------------------------------------------------------------------------------------------------
CALLING NAME (CNAM) QUERY SERVICE
-----------------------------------------------------------------------------------------------------------------------------
CNAM (DATABASE OWNER), PER QUERY                                        N/A      $0.016      $0.016      $0.016      $0.016
-----------------------------------------------------------------------------------------------------------------------------
CNAM (NON-DATABASE OWNER), PER QUERY*                                   N/A      $0.01       $0.01       $0.01       $0.01
-----------------------------------------------------------------------------------------------------------------------------
        NRC, APPLICABLE WHEN ESSENTIAL.COM USES THE CHARACTER BASED
        USER INTERFACE (CHUI) METHOD TO
        TRANSMIT THE NAMES TO THE BELLSOUTH CNAM DATABASE               N/A     $595.00      $595.00    $595.00     $595.00
-----------------------------------------------------------------------------------------------------------------------------
* VOLUME AND TERM ARRANGEMENTS ARE ALSO AVAILABLE.
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                           RATES BY STATE
-----------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                            LA         MS          NC         SC           TN
-----------------------------------------------------------------------------------------------------------------------------
ODUF/EODUF/CMDS
-----------------------------------------------------------------------------------------------------------------------------
ODUF: RECORDING, PER MESSAGE                                         $0.00019  $0.0001179    $0.008    $0.0002862    $0.008
-----------------------------------------------------------------------------------------------------------------------------
ODUF: MESSAGE PROCESSING, PER MESSAGE                                $0.0024   $0.0032089    $0.004    $0.0032344    $0.004
-----------------------------------------------------------------------------------------------------------------------------
EODUF: MESSAGE PROCESSING, PER MESSAGE                               $0.004      $0.004      $0.004      $0.004      $0.004
-----------------------------------------------------------------------------------------------------------------------------
CMDS: MESSAGE PROCESSING, PER MESSAGE                                $0.004      $0.004      $0.004      $0.004      $0.004
-----------------------------------------------------------------------------------------------------------------------------
ODUF: MESSAGE PROCESSING, PER MAGNETIC TAPE PROVISIONED              $47.30      $54.62      $54.95      $54.72      $54.95
-----------------------------------------------------------------------------------------------------------------------------
EODUF: MESSAGE PROCESSING, PER MAGNETIC TAPE PROVISIONED             $47.30      $47.30      $47.30      $47.30      $47.30
-----------------------------------------------------------------------------------------------------------------------------
ODUF: DATA TRANSMISSION (CONNECT:DIRECT), PER MESSAGE               $0.00003   $0.0000354    $0.001    $0.0000357    $0.001
-----------------------------------------------------------------------------------------------------------------------------
EODUF: DATA TRANSMISSION (CONNECT:DIRECT), PER MESSAGE             $0.0000364  $0.0000364  $0.0000364  $0.0000364  $0.0000364
-----------------------------------------------------------------------------------------------------------------------------
CMDS: DATA TRANSMISSION (CONNECT:DIRECT), PER MESSAGE                $0.001      $0.001      $0.001      $0.001      $0.001
-----------------------------------------------------------------------------------------------------------------------------
CALLING NAME (CNAM) QUERY SERVICE
-----------------------------------------------------------------------------------------------------------------------------
CNAM (DATABASE OWNER), PER QUERY                                     $0.016      $0.016      $0.016      $0.016      $0.016
-----------------------------------------------------------------------------------------------------------------------------
CNAM (NON-DATABASE OWNER), PER QUERY*                                $0.01       $0.01       $0.01       $0.01       $0.01
-----------------------------------------------------------------------------------------------------------------------------
        NRC, APPLICABLE WHEN ESSENTIAL.COM USES THE CHARACTER BASED
        USER INTERFACE (CHUI) METHOD TO
        TRANSMIT THE NAMES TO THE BELLSOUTH CNAM DATABASE           $595.00     $595.00     $595.00     $595.00     $595.00
-----------------------------------------------------------------------------------------------------------------------------
* VOLUME AND TERM ARRANGEMENTS ARE ALSO AVAILABLE.
-----------------------------------------------------------------------------------------------------------------------------

NOTES:

If no rate is identified in the contract, the rate for the specific service or function will be as set forth in applicable BellSouth tariff or as negotiated by the parties upon request by either party.

--------------------------------------------------------------------------------